UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Ashford Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 13, 2015

To the stockholders of ASHFORD INC.:

The annual meeting of stockholders of Ashford Inc., a Delaware corporation, will be held at the Marriott Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 on May 13, 2015 beginning at 9:00 a.m., Central time, for the following purposes:

(i)  to elect two directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

(ii)  to approve an amendment to our charter to declassify the board of directors of the company;

(iii) to ratify the appointment of Ernst & Young LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015;

(iv) to extend the term of our shareholder rights plan an additional three years;

(v)  to approve an amendment to our bylaws to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered by the company’s stockholders at an annual meeting  of stockholders; and

(vi)  to transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

Stockholders of record at the close of business on March 10, 2015 will be entitled to notice of and to vote at the annual meeting of stockholders. It is important that your shares be represented at the annual meeting of stockholders regardless of the size of your holdings. Whether or not you plan to attend the annual meeting of stockholders in person, please vote your shares by signing, dating and returning the enclosed proxy card as promptly as possible. A postage-paid envelope is enclosed if you wish to vote your shares by mail. If you hold shares in your own name as a holder of record and vote your shares by mail prior to the annual meeting of stockholders, you may revoke your proxy by any one of the methods described herein if you choose to vote in person at the annual meeting of stockholders. Voting promptly saves us the expense of a second mailing.

By order of the board of directors,

David A. Brooks
Secretary

14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254
April       , 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2015.

The company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the Annual Report to Stockholders for the fiscal year ended December 31, 2014, which includes the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, are available at www.ashfordinc.com under the “Investor” link, at the “Annual Meeting Material” tab.

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In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, please be advised that Ashford Inc. intends to release definitive copies of the proxy statement to security holders on or about April 10, 2015.

ASHFORD INC.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 13, 2015

This proxy statement, together with the enclosed proxy, is solicited by and on behalf of the board of directors of Ashford Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held at the Marriott Legacy Town Center, 7121 Bishop Road, Plano, Texas 75024 beginning at 9:00 a.m., Central time, on May 13, 2015. The board of directors is requesting that you allow your shares to be represented and voted at the annual meeting of stockholders by the proxies named on the enclosed proxy card.  This proxy statement and accompanying proxy will first be mailed to stockholders on or about April     , 2015.

“We,” “our,” “us,” “Ashford,” and the “company” each refers to Ashford Inc. “Ashford Trust” refers to Ashford Hospitality Trust, Inc., an NYSE-listed real estate investment trust (“REIT”) from which we spun off in November 2014.  “Ashford Prime” refers to Ashford Hospitality Prime, Inc., an NYSE-listed REIT.  We serve as the advisor to both Ashford Trust and Ashford Prime.  “Ashford LLC” refers to Ashford Hospitality Advisors LLC, the entity through which we conduct our business and that owns substantially all of our assets.  “Remington” refers to Remington Lodging & Hospitality, LLC, a property management company owned by Mr. Monty J. Bennett, our chief executive officer and chairman, and his father, Mr. Archie Bennett, Jr., chairman emeritus of Ashford Trust.  Mr. Monty Bennett serves as the chief executive officer of Remington.

At the annual meeting of stockholders, action will be taken to:

•                  elect two directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

•                  approve an amendment to our restated certificate of incorporation to declassify the board of directors of the company;

•                  ratify the appointment of Ernst & Young LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015;

•                  extend the term of our shareholder rights plan an additional three years;

•                  approve an amendment to our bylaws to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered by the company’s stockholders at an annual meeting of stockholders; and

•                  transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

FORWARD-LOOKING STATEMENTS

Certain statements and assumptions in this proxy statement contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside of our control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, applicable law, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K, and from time to time, in Ashford’s other filings with the Securities and Exchange Commission. The forward-looking statements included in this proxy statement are only made as of the date of this proxy statement. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our board of directors. In addition to the solicitation of proxies by use of the mail, officers and other employees of Ashford may solicit the return of proxies by personal interview, telephone, e-mail or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts. We also intend to request persons holding shares of our common stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and we will reimburse such persons for their expense in doing so. We will bear the expense of soliciting proxies for the annual meeting of stockholders, including the cost of mailing.

We have retained MacKenzie Partners Inc. to aid in the solicitation of proxies and to verify records relating to the solicitation. MacKenzie will receive a base fee of $20,000, plus out-of-pocket expenses.

Voting Securities

Our only outstanding voting equity securities are shares of our common stock. Each share of common stock entitles the holder to one vote. As of March 10, 2015 there were 1,986,851 shares of common stock outstanding and entitled to vote. Only stockholders of record at the close of business on March 10, 2015 are entitled to vote at the annual meeting of stockholders or any adjournment of the annual meeting.

Voting

If you hold your common stock in your own name as a holder of record, you may instruct the proxies to vote your common stock by signing, dating and mailing the proxy card in the postage-paid envelope provided. You may also vote your common stock in person at the annual meeting of stockholders.

If your common stock is held on your behalf by a broker, bank or other nominee, you will receive instructions from them that you must follow to have your common stock voted at the annual meeting of stockholders.

Counting of Votes

A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the annual meeting of stockholders. If you have returned valid proxy instructions or if you hold your shares in your own name as a holder of record and attend the annual meeting of stockholders in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the annual meeting of stockholders may be adjourned by the chairman of the meeting or by a vote of a majority of the shares represented at the annual meeting until a quorum has been obtained.

The affirmative vote of a plurality of the outstanding shares of our common stock cast at the annual meeting will be required to elect each nominee to our board of directors (Proposal 1). The affirmative vote of a majority of the outstanding shares of our common will be required for the approval of an amendment to our charter to declassify our board (Proposal 2). The affirmative vote of a majority of all of the votes cast at the annual meeting will be required to ratify the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2015 (Proposal 3). The affirmative vote of a majority all of the votes cast at the annual meeting will be required to extend the term of our shareholder rights plan an additional three years (Proposal 4). The affirmative vote of a majority of all of the votes cast at the annual meeting will be required to approve the amendment to our bylaws to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered by the company’s stockholders at an annual meeting of stockholders (Proposal 5).  For any other matter, unless otherwise required by Delaware or other applicable law, the affirmative vote of a majority of all of the votes cast at the annual meeting is required to approve the matter.

The election of directors, the board declassification proposal, the extension of our shareholder rights proposal, and the proposal to amend our bylaws are non-discretionary items and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from the beneficial owner of the shares. It is therefore important that you provide instructions to your broker so that your shares will be counted in the election of directors, the board declassification proposal, the extension of our shareholder rights proposal and the proposal to amend our bylaws. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item, and as such, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

Broker non-votes occur when a broker, bank or other nominee holding shares on your behalf votes the shares on some matters but not others. Abstentions, broker non-votes and withheld votes are included in determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the vote on Proposal 1, Proposal 2, Proposal 3, Proposal 4 or Proposal 5.

If you sign and return your proxy card without giving specific voting instructions, your shares will be voted consistent with management recommendations.

Right To Revoke Proxy

If you hold shares of common stock in your own name as a holder of record, you may revoke your proxy instructions through any of the following methods:

•                  notify our Secretary in writing before your shares of common stock have been voted at the annual meeting of stockholders;

•                  sign, date and mail a new proxy card to Broadridge; or

•                  attend the annual meeting of stockholders and vote your shares of common stock in person.

You must meet the same deadline when revoking your proxy as when voting your proxy. See the “Voting” section of this proxy statement for more information.

If shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy instructions.

Multiple Stockholders Sharing the Same Address

The Securities and Exchange Commission (the “SEC”) rules allow for the delivery of a single copy of an annual report and proxy statement to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request separate copies of our annual report and proxy statement to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies of the proxy materials, and requests that in the future separate proxy materials be sent to stockholders who share an address, should be directed to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas, 75254 or by calling (972) 490-9600. In addition, stockholders who share a single address but receive multiple copies of the proxy materials may request that in the future they receive a single copy by contacting us at the address and phone number set forth in the previous sentence. Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you hold shares of common stock in your own name as a holder of record, householding will not apply to your shares.

If you wish to request extra copies, free of charge, of any annual report, proxy statement or information statement, please send your request to Ashford Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas, 75254 or call (972) 490-9600. You can also obtain copies from our web site at www.ashfordinc.com.

PROPOSAL NUMBER ONE—ELECTION OF DIRECTORS

One of the purposes of the annual meeting of stockholders is to elect directors to hold office until the expiration of the terms of their designated class pursuant to our charter and until their successors have been elected and qualified.  If Proposal 2 authorizing  a charter amendment to declassify our board of directors is approved by stockholders, the Class I directors being elected at this annual meeting will be elected to serve a one year term, and upon the termination of the current terms of the Class II and Class III directors, those directors (or their successors) will be elected to serve one year terms.  Two of the seven directors, Messrs. John Mauldin and Gerald J. Reihsen, III, are designated as Class I directors with terms expiring at the first annual meeting of stockholders of the company to which this proxy statement relates.  Our nominating/corporate governance committee has recommended, and our board of directors has nominated, both Messrs. Mauldin and Reihsen for re-election.

Set forth below are the names, principal occupations, committee memberships, ages, directorships held with other companies, and other biographical data for each of the two nominees for director, as well as the month and year each nominee first began his service on our board of directors. Also, set forth below is the beneficial ownership of shares of our common stock as of March 10, 2015 (the record date) for each nominee.  For a discussion of beneficial ownership, see the “Security Ownership of Management and Certain Beneficial Owners” section of this proxy statement. If any nominee becomes unable to stand for election as a director, an event that our board of directors does not presently expect, proxies will be voted for a replacement nominee if one is designated by our board of directors.

The board of directors unanimously recommends a vote FOR all nominees.

NOMINEES FOR ELECTION AS DIRECTOR

John Mauldin Owner, Mauldin Economics Director since November 2014 Shares of common stock beneficially owned by Mr. Mauldin: 890 Age: 64

Mr. Mauldin has served on our board since November 2014 and currently serves as a member of our audit committee.  Mr. Mauldin is an owner of Mauldin Economics, a publisher of investing resources, and has served as its Chairman since February 2012. Mr. Mauldin also owns Millennium Wave Advisors, a state-registered investment advisory firm, and has served as its President since inception in 1999.  Mr. Mauldin is also the President and registered principal of Millennium Wave Securities, a FINRA & SIPC registered broker-dealer. He is also a public speaker on topics relating to finance and the economy, a published author on such topics and a frequent contributor for various publications and television shows on such topics.

Director Qualifications: Mr. Mauldin brings his extensive experience as an investment advisor, as well as his extensive knowledge of finance and economics, to the board of directors of Ashford Inc. Mr. Mauldin has an undergraduate degree in Political Science/Economics from Rice University, as well as a Masters in Divinity from Southwestern Baptist Theological Seminary.

Gerald J. Reihsen, III Founder and Chief Executive Officer, Corbita Maritime Investments LLC Director since November 2014 Shares of common stock beneficially owned by Mr. Reihsen: 890 Age: 55

Mr. Reihsen has served on our board since November 2014 and currently serves as chairman of our audit committee. In October 2010, Mr. Reihsen founded Corbita Maritime Investments LLC, a global platform that sponsors and manages maritime real estate investment programs in Dallas, Texas and Hamburg, Germany and has served as its Chief Executive Officer since such time.  Mr. Reihsen was a founder of Behringer Harvard Holdings, LLC (“Behringer”) in October 2001.  Since that time through December 2013, Mr. Reihsen served in various executive officer roles at Behringer and its related companies.  Behringer is an integrated direct participation investment program sponsor with over $11 billion under management at its peak.  Among his roles with Behringer, Mr. Reihsen served as Behringer’s executive vice president from October 2001 through December 2013, president and senior supervising principal of Behringer Securities LP, the broker/dealer within Behringer, from December 2011 through March 2012, and executive vice president and corporate secretary for the various Behringer sponsored non-listed publicly reporting REITs and other investment programs.  Prior to joining Behringer, Mr. Reihsen served as executive vice president-corporate development and legal for Xybridge Technologies, Inc., a communications software developer of carrier-class broadband access network softswitch technology.  Mr. Reihsen also previously worked as a corporate and securities attorney for fifteen years.

Director Qualifications: Mr. Reihsen brings his extensive business and management experience to the board of directors of Ashford Inc., which has been gained while serving as an executive officer of many companies, including several large publicly reporting REITs and a FINRA member investment advisor, as well as his experience as a corporate and securities attorney advising numerous public and private enterprises.  Mr. Reihsen earned his Bachelor of Arts from the University of Mississippi in 1982 and his Juris Doctorate from the University of Wisconsin Law School in 1985.

BOARD OF DIRECTORS AND COMMITTEE MEMBERSHIP

Our business is managed through the oversight and direction of our board of directors. Members of our board of directors are kept informed of our business through discussions with the chairman of the board of directors and chief executive officer, lead director and other officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees.

Mr. Monty J. Bennett serves as chairman of our board of directors, as well as chief executive officer of our company.  He also serves as chief executive officer and chairman of the board of each of Ashford Trust, Ashford Prime and Remington.  Because of the conflicts of interest created by the relationships among us, Ashford Trust, Ashford Prime, Remington and each of their affiliates, many of the responsibilities of our board of directors have been delegated to our independent directors, as discussed below and under “Certain Relationships and Related Person Transactions—Conflicts of Interest.”

Our board of directors is currently divided into three classes of directors, with approximately one-third of the directors being elected annually.  The directors designated as Class I directors have terms expiring at the first annual meeting of stockholders to which this proxy statement relates. The directors designated as Class II directors have terms expiring at the second annual meeting of stockholders, which is expected to occur in 2016, and the directors designated as Class III directors have terms expiring at the third annual meeting of stockholders, which is expected to occur in 2017.  If Proposal 2 authorizing  a charter amendment to declassify our board of directors is approved by stockholders, the Class I directors being elected at this annual meeting will be elected to serve a one year term, and upon the termination of the current terms of the Class II and Class III directors, those directors (or their successors) will be elected to serve one year terms.  The following table sets forth certain information regarding our current directors:

	Age	Title	Class
Monty J. Bennett	49	Chief Executive Officer and Director	Class III
Dinesh P. Chandiramani	48	Director	Class III
Darrell T. Hail	49	Director	Class II
J. Robison Hays, III	37	Chief Strategy Officer and Director	Class II
John Mauldin	64	Director	Class I
Gerald J. Reihsen, III	55	Director	Class I
Brian Wheeler	46	Director	Class III

Between the completion of our spin-off on November 12, 2014 and December 31, 2014, our board of directors held one regular meeting and three special meetings. Our board of directors must hold at least two regularly scheduled meetings per year of the non-management directors without management present.  All directors standing for re-election attended, in person or by telephone, at least 75 percent of all meetings of our board of directors and committees on which such director served, held during the period for which such person was a director.

Biographical Information of Current Directors

Set forth below are the names, principal occupations, committee memberships, directorships held with other companies, and other biographical data for the five directors who are not up for re-election at the annual meeting of our shareholders to which this proxy statement relates.  For information about each of the two nominees for director, see the “Nominees for Election as Director” section of this proxy statement. For a discussion of beneficial ownership, see the “Security Ownership of Management and Certain Beneficial Owners” section of this proxy statement.

Monty J. Bennett has served as our chief executive officer since our formation and has served as chairman of our board since November 2014.  He has also served as the chief executive officer of Ashford LLC since its formation in April 2013.  Mr. Bennett has served as the chief executive officer and as a member of the board of directors of Ashford Trust since May 2003 and as chairman of its board of directors since January 2013.  Mr. Bennett has served as the chief executive officer and as chairman of the board of Ashford Prime since April 2013.  Mr. Bennett also serves on the Investment Committee and is the Chairman of Ashford Investment Management, LLC, an investment fund platform and an indirect subsidiary of the company (“AIM”). Mr. Bennett also is currently the Chief Executive Officer of Remington Holdings, LP.  Mr. Bennett joined Remington Hotel Corporation in 1992 and has served in several key positions, such as President, Executive Vice President, Director of Information

Systems, General Manager and Operations Director.  Mr. Bennett is a member of the American Hotel & Lodging Association’s Industry Real Estate Finance Advisory Council (IREFAC), the Urban Land Institute’s Hotel Council, and is on the Advisory Editorial Board for GlobalHotelNetwork.com.  He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation’s federal debt level and on the advisory board of Texans for Education Reform.  Formerly, Mr. Bennett was a member of Marriott’s Owner Advisory Council and Hilton’s Embassy Suites Franchise Advisory Council.  Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the American Lodging Investment Summit conferences.  Mr. Bennett received the Top-Performing CEO Award from HVS for 2011.  This award is presented each year to the CEO in the hospitality industry who offers the best value to stockholders based on HVS’s pay-for-performance model. The model compares financial results relative to CEO compensation, as well as stock appreciation, company growth and increases in EBITDA.  Mr. Bennett holds a Master’s degree in Business Administration from Cornell’s S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell.  He is a life member of the Cornell Hotel Society.

Mr. Bennett’s extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his role as the chief executive officer and a director of Ashford Trust and Ashford Prime since the inception of such entities are vital skills that make him uniquely qualified to serve as the chairman of our board of directors.

Dinesh P. Chandiramani has served on our board since November 2014 and currently serves as chairman of our compensation committee and a member of our audit committee. Mr. Chandiramani has served as the chief executive officer and president of Hyphen Construction Group, a national general contracting firm specializing in the hospitality industry, since 2008.  Prior to joining Hyphen Construction Group Mr. Chandiramani worked at Response Remediation Service Company, a remediation and restoration contracting company from 2002 to 2008.  Mr. Chandiramani is also active with the American Hotel and Lodging Association and currently serves on four of its committees.  Mr. Chandiramani is a National Association of Corporate Directors (NACD) Board Leadership Fellow.  He has demonstrated his commitment to boardroom excellence by completing NACD’s comprehensive program of study for corporate directors.  He supplements his skill sets through ongoing engagement with the director community, and access to leading practices.  Mr. Chandiramani attended Texas Tech University.

Mr. Chandiramani brings his management experience and knowledge of the hospitality industry gained while serving as the chief executive officer and president of a general construction firm specializing in the hospitality industry to our board of directors.

Darrell T. Hail has served on our board since November 2014 and currently serves as a member of our compensation committee and our nominating/corporate governance committee.  Mr. Hail has served as a producer at Hotchkiss Insurance Agency, a Texas-based insurance agency, since 2011.  Prior to joining Hotchkiss Insurance Agency, Mr. Hail served as a producer at USI, an insurance brokering and consulting agency, from 2005 to 2011 and at Summit Global Partners, a Dallas-based insurance agency from 2002 to 2005.  From 1995 through 2002, Mr. Hail served as the manager and owner of Westlake Golf in The Hills, a retail golf operation in Austin, Texas.  Mr. Hail earned his Bachelor of Arts in History from the University of Texas at Austin in 1988.

Mr. Hail brings his significant business experience, including the design and implementation of complex insurance programs for clients in various industries, to our board of directors.

J. Robison Hays, III has served on our board and as our Chief Strategy Officer since November 2014.  Prior to that, Mr. Hayes served as our Senior Vice President Corporate Finance & Strategy since our formation and has also served in that capacity for Ashford LLC and Ashford Prime since April 2013 and for Ashford Trust since 2010.  Mr. Hays also serves on the Investment Committee and as Chief Investment Officer of AIM.  Mr. Hays has been with Ashford Trust since April 2005. Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust’s investor relations group. Mr. Hays is a frequent speaker at industry and Wall Street investor conferences.

Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service and manufacturing company, where he focused on mergers, acquisitions, and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas.

Mr. Hays brings his extensive business and finance experience gained while serving as a senior vice president, Corporate Finance & Strategy for Ashford Trust, Ashford Prime and Ashford LLC, as well as his experience with the formation and execution of our strategic initiatives, to our board of directors.

Brian Wheeler has served on our board of directors since November 2014 and currently serves as chairman of our nominating/corporate governance committee and as a member of our compensation committee.  Mr. Wheeler has served as a marketing and communications strategist at Visible Dialogue, a boutique marketing and communications consultancy firm, since July 2010 and as a board member of Visible Dialogue since May 2011.  Mr. Wheeler has also served as an executive coach and principal at Evolution, a coaching and mentoring program for executives, since July 2012 and as the director-print management, director-digital operations and CTO of Nieman Printing, Inc., one of the largest wholesale facilities in the Southwest United States, since January 1998.

Mr. Wheeler brings his more than 15 years of experience delivering print management and marketing and communication solutions, as well as his 10 years of experience driving brand development and growth strategies, to our board of directors.

Board Member Independence

Our board determines the independence of our directors in accordance with Section 803A of The New York Stock Exchange Market (“NYSE MKT”) Company Guide and in accordance with our Corporate Governance Guidelines.  The full text of our board of director’s Corporate Governance Guidelines can be found in the Investor Relations section of our website at www.ashfordinc.com by clicking “INVESTORS,” then “Governance Documents,” and then “Corporate Governance Guidelines.”  The NYSE MKT Company Guide requires an affirmative determination by our board of directors that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  In determining whether any director has a material relationship with us that would impair independence, our board of directors reviewed both the NYSE MKT Company Guide and our own Corporate Guidelines.

Our board of directors has affirmatively determined that, with the exception of Mr. Monty Bennett, our chairman and chief executive officer, and Mr. J. Robison Hays, III, our chief strategy officer, each director is independent of Ashford and its management under the standards set forth in our Corporate Governance Guidelines and the NYSE MKT Company Guide.

In making the independence determinations with respect to our current directors, our board of directors examined relationships between each of our directors or their affiliates and Ashford or its affiliates, including those reported below under the heading “Certain Relationships and Related Person Transactions” on page 24 of this proxy statement. Our board of directors determined that none of these transactions impaired the independence of the directors involved and one additional relationship that did not rise to the level of a reportable related party transaction but was taken into consideration by our board of directors in making independence determinations.  Mr. Wheeler’s wife owns a commercial printing company that is occasionally utilized by Ashford Inc., Ashford Trust and Ashford Prime for printing needs.  In 2014, total fees paid to this company by Ashford Inc., Ashford Trust and Ashford Prime was $87,284.  Our board of directors determined that this transaction did not impair the independence of Mr. Wheeler.  As a result of such analysis and independence determinations, our board of directors is comprised of a majority of independent directors, as required in Section 803A(1) of the NYSE MKT Company Guide.  Any reference to an independent director herein means such director satisfies the independence criteria set forth in the NYSE MKT Company Guide.

Board Leadership Structure

Our board of directors has the flexibility to determine the appropriate leadership structure for our company. In making decisions related to our leadership structure, specifically when determining whether to have a joint chief executive officer and chairman or to separate these offices, the board considers many factors, including the specific needs of the company in light of its current strategic initiatives and the best interest of stockholders. Upon the completion of our spin-off from Ashford Trust in November 2014, our board of directors determined that Mr. Monty J. Bennett was the best candidate to fill the role of chairman of the board as well as to serve as our chief executive officer. In making this determination, the board took into consideration the company’s strategic initiatives, Mr.

Bennett’s expertise in the hospitality industry, which he has developed over the last 20 years, and his superior performance, as evidenced by the total stockholder return during Mr. Bennett’s tenure as chief executive officer of Ashford Trust. Our board believes that combining the roles of chairman and chief executive officer at this time is in the best interest of our stockholders and that our current leadership structure provides a very well-functioning and effective balance between strong company leadership and appropriate safeguards and oversight by independent directors.

The combined role of chairman and chief executive officer is both counterbalanced and enhanced by an independent director serving as the lead director. Pursuant to our corporate governance guidelines, in 2014 our board of directors appointed Mr. Brian Wheeler to serve as the lead independent director for a one-year term. The lead director has the following duties and responsibilities:

•                  preside at all meetings of the board at which the chairman is not present and all executive sessions of the independent or non-employee directors;

•                  advise the chairman and chief executive officer of decisions reached and suggestions made at meetings of independent or non-management directors;

•                  serve as liaison between the chairman and the independent directors;

•                  approve information sent to the board;

•                  approve meeting agendas for the board;

•                  approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•                  authorize the calling of meetings of the independent directors; and

•                  if requested by major shareholders, be available for consultation and direct communication.

In addition, pursuant to our charter and our Corporate Governance Guidelines, the board must maintain a majority of independent directors at all times, and if the chairman of the board is not an independent director, at least two-thirds of the directors must be independent. Our board must also comply with each of the conflict of interest policies discussed in “Certain Relationships and Related Person Transactions—Conflicts of Interest.” Our charter provisions, governance policies and conflicts of interest policies are designed to provide a strong and independent board that provides balance to the chief executive officer and chairman positions and ensure independent director input and control over matters involving potential conflicts of interest

Board Committees and Meetings

Our board of directors has established an audit committee, a compensation committee and a nominating/corporate governance committee. Each of these committees is composed exclusively of independent directors. Each of the committees is governed by a written charter that has been approved by our board of directors. A copy of each charter can be found in the Investor section of our website at www.ashfordinc.com by clicking “INVESTOR” and then “Governance Documents.” The committee members who currently serve on each active committee and a description of the principal responsibilities of each such committee follows:

	Audit	Compensation	Nominating/ Corporate Governance
Monty J. Bennett
Dinesh P. Chandiramani	X	Chair
Darrell T. Hail		X	X
J. Robison Hays, III
John Mauldin	X
Gerald J. Reihsen, III	Chair
Brian Wheeler		X	Chair

The audit committee is, and at all times since our spin-off in November 2014 has been, composed entirely of three independent directors: Messrs. Gerald J. Reihsen, III, John Mauldin and Dinesh P. Chandiramani.  Mr. Reihsen serves as the chairperson of the audit committee and satisfies the financial expert requirements set forth by the SEC.

Each of the audit committee members is “financially sophisticated” under the rules of the NYSE MKT.  The audit committee assists the board in overseeing: (i) our accounting and financial reporting processes; (ii) the integrity and audits of our financial statements; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditors; and (v) the performance of our internal and independent auditors.  The audit committee also:

•                  has sole authority to appoint or replace our independent auditors;

•                  has sole authority to approve in advance all audit and non-audit engagement fees, scope and terms with our independent auditors;

•                  monitors compliance of our employees with our standards of business conduct and conflict of interest policies; and

•                  meets at least quarterly with our senior executive officers, internal audit staff and our independent auditors in separate executive sessions.

The specific functions and responsibilities of the audit committee are set forth in the audit committee charter.

The compensation committee is, and at all times since our spin-off in November 2014 has been, composed of three independent directors: Messrs. Dinesh P. Chandiramani, Brian Wheeler and Darrell T. Hail.  Mr. Chandiramani serves as the chairperson of the compensation committee.  The principal functions of the compensation committee is to:

•                  evaluate the performance of our officers;

•                  review and approve the officer compensation plans, policies and programs;

•                  prepare compensation committee reports; and

•                  administer our incentive plan.

The committee has the authority to retain and terminate any compensation consultant to be used to assist in the evaluation of officer compensation.

The nominating/corporate governance committee is, and at all times since our spin-off in November 2014 has been, composed of two independent directors: Messrs. Brian Wheeler and Darrell T. Hail.  Mr. Wheeler serves as the chairperson of the nominating/corporate governance committee.  The nominating/corporate governance committee is responsible for seeking, considering and recommending to the board qualified candidates for election as directors and recommending a slate of nominees for election as directors at our annual meetings of stockholders.  The nominating/corporate governance committee also periodically prepares and submits to the board for adoption the committee’s selection criteria for director nominees.  It reviews and makes recommendations on matters involving general operation of the board and our corporate governance and annually recommends to the board nominees for each committee of the board.  In addition, the committee annually facilitates the assessment of the board of directors’ performance as a whole and of the individual directors and reports thereon to the board.  The committee has the sole authority to retain and terminate any search firm to be used to identify director candidate.

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee of the board of directors are independent directors. None of these directors, or any of our executive officers, serve as a member of a board of directors or any compensation committee of any entity that has one or more executive officers serving as a member of our board.

DIRECTOR COMPENSATION

Each of our non-employee directors is paid an annual base retainer of $100,000, payable 50% in cash and 50% in common stock of the company or common units of Ashford LLC, at the option of the director. The lead director and the chairman of the audit committee are paid an additional annual cash retainer of $7,500; and the chairman of the compensation committee, the chairman of the nominating/corporate governance committee and each member of the audit committee other than the chairman are paid an additional annual cash retainer of $2,500.  There are no additional fees paid for attending meetings.  Officers receive no additional compensation for serving on the board.  All directors are also reimbursed for reasonable out-of-pocket expenses incurred in connection with their services on the board of directors.

Our 2014 Incentive Plan provides for grants of stock to non-employee directors on and after the completion of our spin-off.  As an inducement to the directors to agree to serve on our board, on the distribution date, each of our non-employee directors received stock grants of valued at $50,000, as of the end of the first day of regular way trading of our common stock, which shares fully vested immediately.  Similarly, each non-employee director who is initially elected to our board of directors after the completion of our spin-off will receive stock grants of shares of our common stock valued at $50,000 on the date of such initial election.  These restricted stock grants fully vested immediately.

On the date of the first meeting of the board of directors following each annual meeting of stockholders at which a non-employee director is re-elected to our board of directors, each non-employee director will receive additional grants of our common stock valued at $50,000 as of the date of grant.  These stock grants will be fully vested immediately.

The following table summarizes the compensation paid by us to our non-employee directors for their services as director since our spin-off for the fiscal year ended December 31, 2014:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total(2)
Dinesh P. Chandiramani	$7,323	$50,018	$57,341
Darrell T. Hail	$6,658	$50,018	$56,678
John Mauldin	$6,990	$50,018	$57,008
Gerald J. Reihsen, III	$7,656	$50,018	$57,674
Brian Wheeler	$7,989	$50,018	$58,007

(1)              Paid in immediately vested common stock calculated based on the price of such stock as of the close of market on the date of grant.

(2)              Represents service as a director since November 12, 2014.

CORPORATE GOVERNANCE

Our board is committed to good corporate governance practices that promote the long-term interest of shareholders. The board regularly reviews developments in corporate governance and updates the company’s policies and guidelines as it deems necessary and appropriate. Our policies and practices reflect corporate governance initiatives that are compliant with the listing requirements of the NYSE MKT and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. We maintain a corporate governance section on our website which includes key information about our corporate governance initiatives including our Corporate Governance Guidelines, charters for the committees of our board of directors, our Code of Business Conduct and Ethics and our Code of Ethics for the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The corporate governance section can be found on our website at www.ashfordinc.com by clicking “INVESTOR” and then “Governance Documents.”

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to our officers and directors and to each employee of the company, including individuals employed directly by the company or who are employed by Ashford LLC. Among other matters, our Code of Business Conduct and Ethics is designed to deter wrongdoing and to promote:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely and understandable disclosure in our public communications;

•                  compliance with applicable governmental laws, rules and regulations;

•                  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•                  accountability for adherence to the code.

Any waiver of the Code of Business Conduct and Ethics for our officers or directors may be made only by our board or one of our board committees and will be promptly disclosed if and to the extent required by law or stock exchange regulations.

Board Oversight of Risk

Our full board of directors has ultimate responsibility for risk oversight, but our committees help oversee risk in areas over which they have responsibility. The board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the company’s business strategy. Our board of directors receives regular updates related to various risks for both our company and our industry. The audit committee receives and discusses reports regularly from members of management who are involved in the risk assessment and risk management functions and reports its analysis to the full board on a periodic basis.

Attendance at Annual Meeting of Stockholders

Directors are expected to attend the annual meeting of stockholders in person.

Director Orientation and Continuing Education

Our board of directors and senior management conduct a comprehensive orientation process for new directors to become familiar with our vision, strategic direction, core values including ethics, financial matters, corporate governance practices and other key policies and practices through a review of background material and meetings with senior management. Our board of directors also recognizes the importance of continuing education for directors and is committed to providing education opportunities to improve both our board of directors and its committees’ performance. Senior management will assist in identifying and advising our directors about opportunities for continuing education, including conferences provided by independent third parties.

Director Retirement Policy

Upon attaining the age of 70 and annually thereafter, as well as when a director’s principal occupation or business association changes substantially from the position he or she held when originally invited to join the board, a director will tender a letter of proposed retirement or resignation, as applicable, from our board of directors to the chairperson of our nominating/corporate governance committee. Our nominating/corporate governance committee will review the director’s continuation on our board of directors, and recommend to the board whether, in light of all the circumstances, our board should accept such proposed resignation or request that the director continue to serve.

Director Nomination Procedures

Identifying and Evaluating Candidates for Director.    The nominating/corporate governance committee recommends qualified candidates for board membership based on the following criteria:

•                  Integrity, experience, achievements, judgment, intelligence, competence, personal character, expertise, skills, knowledge useful to the oversight of the company’s business, ability to make independent analytical inquiries, willingness to devote adequate time to board duties, and likelihood of a sustained period of service on the board;

•                  Business or other relevant experience; and

•                  The extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other board members will build a board that is effective, collegial and responsive to the needs of the company.

In connection with the selection of nominees for director, consideration will also be given to the board’s desire for an overall balance of diversity, including professional background, experience and perspective. While the committee does not have a specific policy concerning diversity, it does consider potential benefits that may be achieved through diversity in viewpoint, professional experience, education and skills. The board, taking into consideration the recommendations of the nominating/corporate governance committee, is responsible for selecting the director nominees and for appointing directors to the board to fill vacancies, with primary emphasis on the criteria set forth above.

Stockholder Nominations and Recommendations.    Our bylaws permit stockholders to nominate director candidates for consideration at the annual meeting of stockholders. Stockholders wishing to nominate director candidates can do so by writing to David A. Brooks, Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254, giving the information required in our bylaws, including, among other things, the candidate’s name, sufficient biographical data and qualifications. Stockholder nominations must fully comply with our bylaws and must be received between December     , 2015 and January     , 2016 to be considered for candidacy at the 2016 annual meeting of stockholders. You may contact the Corporate Secretary at the address above to obtain a copy of the relevant bylaw provisions regarding the requirements for making stockholder nominations.

Stockholders may recommend director candidates for consideration by the nominating/corporate governance committee. Any such recommendation must include verification of the stockholder status of the person submitting the recommendation and the nominee’s name and qualifications for board membership. Stockholder recommendations may be submitted by writing to David A. Brooks, Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 and must be received between December     , 2015 and January     , 2016 to be considered for candidacy at the 2016 annual meeting of stockholders.

The nominating/corporate governance committee expects to use a similar process to evaluate candidates recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the committee.

Stockholder and Interested Party Communication with our Board of Directors

Stockholders and other interested parties who wish to contact any of our directors either individually or as a group may do so by writing to them c/o David A. Brooks, Corporate Secretary, Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254. Stockholders’ and other interested parties’ letters are screened by company personnel based on criteria established and maintained by our nominating/corporate governance committee, which includes filtering out improper or irrelevant topics such as solicitations.

EXECUTIVE OFFICERS

The following table shows the names and ages of each of our current executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.  The biographies for Mr. Monty J. Bennett, our Chief Executive Officer, and Mr. J. Robison Hays, III are located in the section “Board of Directors and Committee Membership—Biographical Information of Current Directors” above.

	Age	Title
Monty J. Bennett	49	Chief Executive Officer
Douglas A. Kessler	54	President
David A. Brooks	55	Chief Operating Officer, General Counsel and Secretary
Deric S. Eubanks	39	Chief Financial Officer and Treasurer
J. Robison Hays, III	37	Chief Strategy Officer
Jeremy Welter	38	Executive Vice President of Asset Management
Mark L. Nunneley	57	Chief Accounting Officer

Douglas A. Kessler has served as our President since our formation and has also served as the President of Ashford LLC since its formation in April 2013.  Mr. Kessler is also the President and a director of Ashford Prime, positions he has held since April 2013, and President of Ashford Trust, a position he has held since January 2009.  He served on the board of directors of Ashford Trust from January 2013 until the completion of the spin-off of Ashford Prime from Ashford Trust in November 2013.  Prior to being appointed President, Mr. Kessler served as Ashford Trust’s Chief Operating Officer and Head of Acquisitions beginning in May 2003.  Mr. Kessler has spearheaded numerous key initiatives while at Ashford Trust and has been responsible for several billion dollars of capital transactions along with the growth of the company’s asset base to in excess of $4 billion.  From July 2002 until August 2003, Mr. Kessler also served as the managing director/chief investment officer of Remington Hotel Corporation.

Prior to joining Remington Hotel Corporation in 2002, Mr. Kessler was employed at Goldman Sachs’ Whitehall Real Estate Funds from 1993 to 2002, where he assisted in the management of more than $11 billion of real estate (including $6 billion of hospitality investments) involving over 20 operating partner platforms worldwide. During his nine years at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital. Mr. Kessler has diverse real estate experience totaling nearly 30 years and is a member of Urban Land Institute’s Hotel Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit and the NYU Lodging Conference.

Mr. Kessler has a Master’s degree in Business Administration and a Bachelor of Arts degree from Stanford University.

David A. Brooks has served as our Chief Operating Officer, General Counsel and Secretary since our formation and has served in the same capacities for Ashford LLC since its formation in April 2013.  Mr. Brooks has also served as Chief Operating Officer, General Counsel and Secretary for Ashford Prime since April 2013 and for Ashford Trust since January 2009.  Prior to assuming the role of Chief Operating Officer of Ashford Trust, Mr. Brooks served as Ashford Trust’s Chief Legal Officer, Head of Transactions and Secretary from August 2003 to January 2009. Prior to that, he served as Executive Vice President and General Counsel for Remington Hotel Corporation and Ashford Financial Corporation, an affiliate of Ashford Trust, from January 1992 until August 2003, where he co-led the formation of numerous investment partnerships, negotiated and closed approximately $1 billion in asset acquisitions and asset managed nearly $750 million in non-performing hospitality loans. Prior to joining Remington Hotel Corporation, Mr. Brooks served as a partner with the law firm of Sheinfeld, Maley & Kay.

Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctor from the University of Houston Law Center in 1984 and became licensed as a CPA in the State of Texas in 1984 (currently non-practicing status).

Deric S. Eubanks has served as Chief Financial Officer and Treasurer since June 2014 and has served in that capacity for Ashford LLC, Ashford Prime and Ashford Trust since June 2014.  Prior to serving as Chief Financial Officer and Treasurer, Mr. Eubanks served as Senior Vice President, Finance for us from April 2014, for Ashford

LLC and Ashford Prime from April 2013 and for Ashford Trust from September 2011.  In his role as Chief Financial Officer and Treasurer, Mr. Eubanks is responsible for assisting our Chief Executive Officer with all corporate finance and financial reporting initiatives and capital market activities including equity raises, debt financings and loan modifications.  He also oversees Investor Relations and is responsible for overseeing and executing our hedging strategies. Prior to his role as Senior Vice President-Finance at Ashford Trust, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August of 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries.

Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Jeremy J. Welter has served as our Executive Vice President, Asset Management since our formation and has also served in that capacity for Ashford LLC and Ashford Prime since April 2013.  He has been employed by Ashford Trust since January 2011 and has served as Executive Vice President, Asset Management for Ashford Trust since March 2011 where he oversees a $4 billion portfolio of 122 hotels. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as its chief financial officer. He is a current member of Marriott’s Owner Advisory Council. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt, capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America’s Global Corporate Investment Banking group. Mr. Welter is a frequent speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference.

Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University, where he served as student body president and graduated summa cum laude.

Mark L. Nunneley has served as our Chief Accounting Officer since our formation and has also served in the same capacity for Ashford LLC and Ashford Prime since April 2013 and for Ashford Trust since May 2003. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche.  Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs.

Mr. Nunneley holds a Bachelor of Science degree in Business Administration from Pepperdine University and a Master of Science in Accounting from the University of Houston.

COMPENSATION COMMITTEE REPORT

The compensation committee has reviewed and discussed the executive compensation disclosure with Ashford’s management, and based on this review and discussion, the compensation committee has recommended to the board of directors that the executive compensation disclosure be included in this proxy statement.

COMPENSATION COMMITTEE

Dinesh P. Chandiramani, Chairman
Darrell T. Hail
Brian Wheeler

EXECUTIVE COMPENSATION

Effect of Ashford Inc. Spin-Off

In November 2014, Ashford Trust completed a spin-off of common stock of our company.  In connection with the spin-off, we became a separate publicly traded company from Ashford Trust.  Prior to the spin-off, our subsidiary Ashford LLC was a subsidiary of Ashford Trust, and following the spin-off, Ashford LLC became our subsidiary.  All of our employees are employees of Ashford LLC.  Accordingly, Ashford Trust paid all cash compensation for our employees, including our executive officers, for all periods during 2014 until November 12, 2014, the date of the spin-off.  We paid all cash compensation to such employees, including our officers, payable on or after November 12, 2014.

The following is a discussion and analysis of compensation arrangements of our three most highly compensated executive officers in 2014, including our chief executive officer, whether such compensation was paid by Ashford Trust or by us.  This discussion should be read together with the compensation tables and related disclosures set forth elsewhere in this proxy statement.

Name	Salary(1)	Bonus(1)	Option Awards	Total
Monty J. Bennett, Chief Executive Officer	$800,000	$1,600,000	$3,663,200	$6,063,200
Douglas A. Kessler, President	625,000	937,500	1,349,600	2,912,100
David A. Brooks, Chief Operating Officer, General Counsel and Secretary	475,000	593,750	1,542,400	2,611,150

(1)              For 2014, we paid 1/8 of total cash compensation  (for the period from our spin-off from Ashford Trust on November 12, 2014 through December 31, 2014), and Ashford Trust paid 7/8 of the total cash compensation (for the period from January 1, 2014 through our spin-off from Ashford Trust).

Employment Agreements

We have employment agreements with each of our executive officers.  These employment agreements provide for Mr. Bennett to serve as our chief executive officer, Mr. Kessler to serve as our president, and Mr. Brooks to serve as our chief operating officer, general counsel and secretary. These employment agreements require our executive officers to devote substantially full-time attention and time to our affairs, but also permit them to devote time to their outside business interests.  Mr. Bennett’s employment agreement specifically allows him to continue to act as Chief Executive Officer of Remington Hotel Corporation, Remington Management LP, Remington Lodging & Hospitality, LLC and their affiliates.  The initial term of each of these employment agreements expires on December 31, 2015, but each agreement is subject to automatic one-year renewals, unless either party provides at least 120 days’ notice of non-renewal of the applicable employment agreement.

The employment agreements for each of our executive officers provide for:

•                  an annual base salary of $800,000 for Mr. Monty J. Bennett, $625,000 for Mr. Kessler and $475,000 for Mr. Brooks, subject to annual adjustments;

•                  eligibility for annual cash performance bonuses under our incentive bonus plans, based on a targeted bonus range for each officer;

•                  director’s and officer’s liability insurance coverage;

•                  participation in other short- and long-term incentive, savings and retirement plans; and

•                  medical and other group welfare plan coverage.

All of these benefits are available to all of our salaried employees.  Additionally, the senior executives have the following additional benefits, which are not extended to all salaried employees:

•                  payment for an extensive annual medical exam conducted at UCLA Medical Center; and

•                  additional disability and life insurance policies available only to our senior executives.

The cumulative cost of the medical exam and the additional disability and life insurance is not expected to exceed $10,000 annually for any individual executive.

Mr. Monty J. Bennett’s targeted annual bonus range is 75% to 200% of his base salary.  Mr. Kessler’s targeted annual bonus range is 50% to 150% of his base salary.  Mr. Brooks’ targeted annual bonus range is 40% to 125% of his base salary.

Outstanding Equity Awards at Fiscal Year End Table

The following table sets forth information concerning outstanding equity awards for each of our named executive officers as of December 31, 2014:

Name	Number of Equity Awards That Had Not Vested at December 31, 2014		Market Value of Equity Awards That Had Not Vested at December 31, 2014
Monty J. Bennett	95,000	(1)	$3,663,200

Douglas A. Kessler	35,000	(1)	$1,349,600

David A. Brooks	40,000	(1)	$1,542,400

(1)              These equity awards were granted on  December 11, 2014 under the 2014 Incentive Plan and vest in their entirety, if at all, three years from the date of the award.

Incentive Plan

Our 2014 Incentive Plan provides for both equity and cash based incentive compensation and for the grant of incentive awards to employees, consultants and non-employee directors of our company and its affiliates.  The purpose of our incentive plan is to encourage the persons subject to such plans to (i) acquire or increase their equity interests in our company to give an added incentive to work toward its growth and success and (ii) allow us to compete for services of the persons needed for the growth and success of our company. The total number of shares that may be made subject to equity awards under our 2014 Incentive Plan initially is equal to 420,000 shares, which is the equivalent of approximately 15% of the sum of the estimated (i) issued and outstanding shares of our common stock immediately following the completion of our spin-off and (ii) the shares of our common stock reserved for issuance pursuant to the deferred compensation obligations we assumed in connection with the spin-off.  The 2014 Incentive Plan is administered by the compensation committee of our board of directors.

Material Terms of Our Incentive Plan. Our 2014 Incentive Plan authorizes (i) the purchase of common stock for cash at a purchase price to be decided by the compensation committee, but not more than the fair market value per share of such common stock purchased on the date of such purchase, and (ii) the grant of:

•                  nonqualified stock options to purchase common stock;

•                  incentive options to purchase common stock;

•                  unrestricted stock;

•                  restricted stock;

•                  phantom stock;

•                  stock appreciation rights; and

•                  other stock or cash-based awards.

Shares Subject to Our Incentive Plan. We initially reserved 420,000 shares of common stock for issuance under our 2014 Incentive Plan, which is the equivalent of approximately 15% of the sum of (i) the issued and outstanding shares of our common stock immediately following the spin-off and (ii) the shares of our common stock reserved for issuance pursuant to the deferred compensation obligations we assumed in connection with the spin-off.  In the event the outstanding shares of common stock are changed into or exchanged for a different number or kind of shares or other securities of the company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of shares or the like, the aggregate number and class of securities available under our 2014 Incentive Plan will be ratably adjusted.  In the event the number of shares to be delivered upon the exercise or payment of any award granted under the 2014 Incentive Plan is reduced for any reason whatsoever, including any optional forfeitures for the payment of taxes, or in the event any award granted under our 2014 Incentive Plan can no longer under any circumstances be exercised or paid, the number of shares no longer subject to such award will be released from such award and be available under the 2014 Incentive Plan for the grant of additional awards.

The 2014 Incentive Plan contains a provision pursuant to which there is an automatic increase of authorized shares on January 1 of each year equal to 15% of the sum of (i) the fully diluted share count and (ii) the shares of common stock reserved for issuance under the company’s deferred compensation plan, less shares available under the 2014 Incentive Plan as of December 31 of the previous year. After application of this provision, as of January 1, 2015, we have 375,546 shares of our common stock, or securities convertible into 375,546 shares of our common stock available for issuance under our 2014 Incentive Plan.

Eligibility. Under the 2014 Incentive Plan, we may grant awards to the employees, consultants and non-employee directors of our company and its affiliates. While we may grant incentive stock options only to employees of the company or its affiliates, we may grant nonqualified stock options, bonus stock, stock appreciation rights, stock awards and performance awards to any eligible participant.  We have approximately 90 employees and five non-employee directors, all of whom are eligible to participate in the 2014 Incentive Plan.

Administration. Our 2014 Incentive Plan is administered by the compensation committee of our board of directors.  With respect to any grant or award to any individual covered by Section 162(m) of the Code which is intended to be performance-based compensation, the compensation committee consists solely of two or more members of our board of directors, each of whom qualifies as an “outside director” as described in such Section 162(m) of the Code and a “non-employee director” within the meaning of Section 16b-3 under the Exchange Act.

The compensation committee selects the participants who are granted any award, and employees, consultants and non-employee directors of our company or our affiliates are eligible to receive awards under the 2014 Incentive Plan, except that only employees of our company are eligible to receive an award of an incentive stock option and only employees, consultants and non-employee directors of our company are eligible to receive an award of a nonqualified stock option or stock appreciation right.

The 2014 Incentive Plan will terminate on the tenth anniversary of the date of approval by our stockholders, and no new awards may be granted after the termination date.  Awards made before the termination of our 2014 Incentive Plan will continue in accordance with their terms.

Deferred Compensation Plan

In 2007, Ashford Trust implemented a deferred compensation plan which allowed its executives and directors, at their election, to defer portions of their compensation. We assumed the plan in connection with the spin-off, and it was subsequently amended and restated.  Mr. Monty Bennett is the only named executive officer that has participated in this plan.  On the spin-off date, we assumed a liability of $16,956,712 in connection with Mr. Bennett’s portion of the deferred compensation plan.  No additional compensation was deferred under the amended and restated plan following the spin-off.

Pursuant to the terms of the amended and restated plan, Mr. Bennett elected to invest his deferred compensation amounts in our common stock.  As a result of this election, we have agreed to issue Mr. Bennett 195,579 shares of our common stock to satisfy the assumed deferred compensation obligation, and such shares will be issued beginning when the applicable deferral periods expire.  Absent further deferrals, we will be obligated to begin payment of the deferred compensation obligations (and issuance of shares of our common stock) to Mr. Bennett beginning in January 2016.

Prior to our assumption and amendment of the plan in November 2014, Ashford Trust paid plan participants who elected the company stock investment option dividend equivalents, which accrued as additional shares, if and to the extent Ashford Trust paid dividends on its common stock. Thereby, each executive who participated in the plan and elected the company stock investment option received his investment shares plus any related dividend equivalent shares at the time that distributions were made from the plan subject to applicable rules and limitations.  After our assumption and amendment of the plan in November 2014, participants may elect our common stock as an investment option, and we will continue to make such dividend equivalent payments in shares of common stock to the extent we pay dividends and participants elect common stock as the investment option.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding the ownership of our common stock by (i) each person who beneficially owns, directly or indirectly, more than 5% of our common stock, (ii) each of our directors, director nominees, our chief executive officer and our two most highly compensated executive officers and (iii) all of our directors, director nominees and executive officers as a group.

In accordance with SEC rules, each listed person’s beneficial ownership includes: (i) all shares the person actually owns beneficially or of record; (ii) all shares over which the person has or shares voting or dispositive control (such as in the capacity of a general partner of an investment fund); and (iii) all shares the person has the right to acquire within 60 days.  Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities.

As of March 10, 2015, we had an aggregate of 1,986,851 shares of common stock outstanding.  Except as indicated in the footnotes to the table below, the business address of the stockholders listed below is the address of our principal executive office, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class
Monty J. Bennett	211,947	(2)	10.7%
David A. Brooks	32,441		1.6%
Dinesh P. Chandiramani	890		*
Darrell T. Hail	890		*
J. Robison Hays, III	8,194		*
John Mauldin	890		*
Gerald J. Reihsen, III	890		*
Brian Wheeler	890		*
Douglas A. Kessler	30,114		1.5%
Deric S. Eubanks	3,404		*
Mark L. Nunneley	15,415		*
Jeremy Welter	6,775		*
HG Vora Special Opportunities Master Fund, Ltd.(3)	182,000		9.2%
Ashford Hospitality Trust, Inc.	598,163		30.1%
All executive officers and directors as a group (12 persons)	312,713		15.7%

*                      Denotes less than 1.0%.

(1)              Ownership excludes any ownership of common units in Ashford LLC, our operating company.

(2)              This number excludes the company’s obligation to issue common stock to Mr. Monty Bennett pursuant to the company’s deferred compensation plan. As of March 10, 2015, the company had reserved an aggregate of 195,579 shares of common stock for issuance to Mr. Monty Bennett, which are issuable periodically over a five-year period that will begin in January 2016. As of the record date, the company has not reserved any additional shares for issuance to Mr. Monty Bennett under the deferred compensation plan; however, we pay dividend equivalents to participants in our deferred compensation plan who elect the company common stock as an investment option to the extent we pay dividends on our common stock. The dividend equivalents are equal to dividends, if any, paid with respect to our common stock and are accrued to the plan participant in the form of additional shares of common stock payable at the time distributions are made from the plan. Mr. Bennett’s deferred compensation continues to be invested in company common stock; however, there may be legal or exchange limitations on the number of shares issuable to him as a result of his deferral elections. Assuming the company ultimately issues the maximum allowable number of shares to Mr. Monty Bennett under the deferred compensation plan and further assuming that all units held by him ultimately are redeemed and we elect to satisfy the redemption price through the issuance of common stock , Mr. Monty Bennett would own 408,487 shares of our common stock.

(3)          Based on information provided by HG Vora Special Opportunities Master Fund, Ltd. (“Vora”) in a Schedule 13G/A filed with the Securities and Exchange Commission on February 17, 2015. Per its Schedule 13G/A, Vora has shared voting power and shared dispositive power over all such shares. The principal business address of Vora is Queensgate House, South Church Street, Grand Cayman, KY1-1108. Per its Schedule 13G, HG Vora Capital Management, LLC and Parag Vora, an individual, are also listed as reporting persons and each reported the same information as Vora with regard to the number of shares beneficially owned and the number of shares over which it has voting and dispositive power.

Section 16(a) Beneficial Ownership Compliance

To our knowledge, based solely on review of the copies of Forms 3, 4 and 5 furnished to us and written representations that no other reports were required, during the year ended December 31, 2014, all of our directors, executive officers and beneficial owners of more than ten percent of our common stock were in compliance with the Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Advisory Relationship with Ashford Trust and Ashford Prime

Ashford Trust created us to separate its asset management and advisory business from its hospitality investment business.  In connection with our separation from Ashford Trust, Ashford LLC became our operating company, and it continues to advise Ashford Prime pursuant to the existing advisory agreement between Ashford Prime and Ashford LLC.  Ashford LLC also became the advisor to Ashford Trust.  Pursuant to our advisory agreements with Ashford Trust and Ashford Prime, we (through our operating company Ashford LLC) are responsible for implementing the investment strategies and decisions and the management of the day-to-day operations of Ashford Trust and Ashford Prime, in each case subject to the supervision and oversight of the respective board of directors of such entity.  We may also perform similar services for new or existing platforms created by us, Ashford Trust or Ashford Prime.

Our advisory agreements with Ashford Prime and Ashford Trust each have an initial 20-year term.  Each advisory agreement is automatically renewed for successive one-year terms after its expiration unless terminated either by us or Ashford Trust or Ashford Prime, as applicable.  We are entitled to receive from each of Ashford Trust and Ashford Prime an annual base fee calculated as 0.70% of the total market capitalization of such entities, subject to a minimum quarterly fee.  We are also entitled to receive an incentive fee from each of Ashford Trust and Ashford Prime based on their respective out-performance, as measured by total annual stockholder return, as compared to such entity’s respective peers.  In the year ended December 31, 2014, we received base fees of $4.0 million and $8.7 million from Ashford Trust and Ashford Prime, respectively.  We received no incentive fees in 2014.

In addition, we are entitled to receive directly or be reimbursed, on a monthly basis, for all expenses paid or incurred by us or our affiliates on behalf of Ashford Trust or Ashford Prime or in connection with the services provided by us pursuant to the advisory agreements, which includes each of Ashford Trust’s and Ashford Prime’s pro rata share of our office overhead and administrative expenses incurred in providing our duties under the advisory agreements.  For the year ended December 31, 2014, we received reimbursements of approximately $693,000 and $1.8 million from Ashford Trust and Ashford Prime, respectively.

The board of directors of each of Ashford Trust and Ashford Prime also has the authority to make annual equity awards to us or directly to our employees, officers, consultants and non-employee directors, based on the achievement by Ashford Trust or Ashford Prime, as applicable, of certain financial and other hurdles established by the respective boards of directors.  In 2014, Ashford Prime awarded equity grants of its common stock or LTIP units to our officers and employees valued at $2.1 million.  In March 2015, Ashford Trust awarded equity grants of its common stock or LTIP units to our executive officers valued at $13.95 million.

If we are requested to perform services outside the scope of an advisory agreement, Ashford Trust or Ashford Prime, as applicable, is obligated to separately pay for such additional services.  No such fees for additional services were paid in 2014.

We are also entitled to receive a termination fee from each of Ashford Trust and Ashford Prime under certain circumstances.

Advisory Relationship with Ashford Select.  In addition, Ashford Trust has formed Ashford Hospitality Select, Inc. (“Ashford Select”), a company dedicated to investing primarily in existing premium branded, upscale and upper-midscale, select-service hotels.  In connection with the launch of Ashford Select’s new select-service platform, we may enter into an advisory agreement with Ashford Select.

Our entry into an advisory agreement with Ashford Select is contingent upon, among other factors, the negotiation of definitive agreements by Ashford Trust, Ashford Select and us, the availability of acceptable financing for Ashford Select, the receipt of all necessary third-party consents (including lender consents) by Ashford Trust, the completion of Ashford Trust’s contribution of the select-service portfolio to Ashford Select and other customary closing conditions. The final terms of the advisory agreement, as authorized by our board of directors, would govern the advisory relationship between us and Ashford Select, and such terms have not yet been finalized.

Relationship between Ashford LLC and Ashford Investment Management

In July 2014, in contemplation of launching a private securities investment fund platform, Ashford Trust formed AIM as a subsidiary of Ashford LLC.  Pursuant to investment management agreements between AIM and subsidiaries of Ashford Trust and Ashford Prime, AIM serves as the investment manager of separate accounts for each of Ashford Trust and Ashford Prime.  Pursuant to the related investment management agreements, AIM is responsible for the investment and reinvestment of the assets in such accounts .  AIM also acts as investment advisor to AIM Real Estate Hedged Equity (U.S.) Fund, LP (the “Onshore Fund”), AIM Real Estate Hedged Equity (Cayman) Fund, Ltd. (the “Offshore Fund”) and AIM Real Estate Hedged Equity Master Fund, LP (the “Master Fund”, and collectively with the Onshore Fund and the Offshore Fund, the “Funds”).

Mr. Monty J. Bennett, our chief executive officer and chairman of our board of directors, owns (i) 25% of AIM Management Holdco, LLC, a Delaware limited liability company that is the sole member of AIM (“AIM Holdco”), and (ii) 25% of AIM Performance Holdco, LP, a Delaware limited partnership that owns a 99.99% limited partnership interest in the general partner of the Onshore Fund and the Master Fund (“AIM Performance Holdco”).  Mr. J. Robison Hays, III, our chief strategy officer, owns (i) 15% of AIM Holdco and (ii) 15% of AIM Performance Holdco.  Ashford LLC holds the remaining equity interests in each of AIM Holdco and AIM Performance Holdco and 100% of the interests of AIM General Partner, LLC, a Delaware limited liability company which serves as the general partner of AIM Performance Holdco and the general partner of the general partner of the Onshore Fund and the Master Fund.  The collective 40% equity interest held by Messrs. Bennett and Hays in AIM Holdco results in an indirect ownership of a 40% equity interest in AIM or any affiliates that are created by Ashford LLC to serve as investment advisors to private securities funds.  Similarly, the collective 40% equity interest held by Messrs. Bennett and Hays in AIM Performance Holdco results in an indirect ownership of an approximately 40% equity interest in the general partner of the Onshore Fund and the Master Fund or any affiliates that are created by Ashford LLC to serve as the general partner or similar capacity of such private securities funds.  The interests held by Messrs. Bennett and Hays are economically equivalent to the held by Ashford LLC in such entities.

Ashford Trust and Ashford Prime have delegated to AIM all of their powers, duties and responsibilities with regard to the investment and reinvestment of the accounts, and appointed AIM as their agent in fact with full authority to buy, sell or otherwise effect investment transactions for the accounts.  Ashford Trust and Ashford Prime retain no rights to dispose or vote the securities in the accounts. Unless otherwise mutually agreed, AIM will not be compensated by Ashford Trust or Ashford Prime for its services under the investment management agreements, however, each of Ashford Trust and Ashford Prime have agreed to reimburse certain expenses of AIM ratably based upon their respective pro rata share of assets under management  by AIM.  In 2014, neither Ashford Trust nor Ashford Prime reimbursed any expenses to AIM.

Registration Rights Agreements

We entered into a registration rights agreement with the members of Ashford LLC (other than Ashford Trust) with respect to any Ashford LLC common units not exchanged in the exchange offer that partially effected our spin-off.  Pursuant to the registration rights agreement, we agreed to file a shelf registration statement with the SEC on the first anniversary of the completion of our spin-off, and thereafter use our reasonable efforts to have the registration statement declared effective, covering the continuous resale of the shares of common stock issuable, at our option, to the members of our operating company, upon redemption of common units not exchanged in the exchange offer. We may, at our option, satisfy our obligation to prepare and file a resale registration statement by filing a registration statement registering the issuance by us of shares of our common stock (other than shares issued to affiliates) under the Securities Act of 1933, as amended (the “Securities Act”) to holders of Ashford LLC common units upon redemption.  Upon effectiveness of any such registration statement, those persons may sell such shares covered by the registration statement in the secondary market without being subject to the volume limitations or other requirements of Securities Act Rule 144. We will bear expenses incident to the registration requirements other than any selling commissions, SEC or state securities registration fees, and transfer taxes or certain other fees or taxes relating to such shares.

The registration rights agreement contains indemnification and contribution provisions by us for the benefit of the Ashford LLC common unit holders and their respective affiliates and representatives.  Also, in limited situations, the registration rights agreement contains indemnification and contributions by Ashford Trust and the Ashford LLC common unit holders for the benefit of us and any underwriters with respect to the information included in any registration statement, prospectus or related document.

The registration rights under the registration rights agreement remain in effect with respect to any shares covered by the registration rights agreement until:

•                  such shares have been sold pursuant to an effective registration statement under the Securities Act or distributed pursuant to an exemption from registration;

•                  such shares have been sold to the public pursuant to Rule 144 under the Securities Act and the shares are no longer restricted under the Securities Act; or

•                  such shares have been sold in a transaction in which the transferee is not entitled to the benefits of the registration rights agreement.

Relationship and Agreements between Ashford Inc. and Remington

Immediately prior to the completion of the spin-off, we entered into a mutual exclusivity agreement with Remington, pursuant to which we agreed to utilize Remington to provide property management, project management and development services for all hotels, if any, that we may acquire as well as all hotels that future companies advised by us may acquire, to the extent that we have the right, or control the right, to direct such matters, unless our independent directors either (i) unanimously vote not to utilize Remington for such services or (ii) based on special circumstances or past performance, by a majority vote elect not to engage Remington because they have determined, in their reasonable business judgment, that it would be in our best interest not to engage Remington or that another manager or developer could perform the duties materially better.  In exchange for our agreement to engage Remington for such services for all hotels, if any, that we may acquire as well as all hotels that future companies advised by us may acquire, Remington has agreed to grant to any such companies advised by us a first right of refusal to purchase any investments identified by Remington and any of its affiliates that meet the initial investment criteria of such entities, as identified in the advisory agreement between us and such entities, subject to any prior rights granted by Remington to other entities, including Ashford Trust, Ashford Prime and us.  The services that Remington provides under the mutual exclusivity agreement to Ashford Trust, Ashford Prime and future companies advised by us includes (i) property management services, which consist of the day-to-day operations of hotels; (ii) project management services, which consist of planning, management and implementation of capital improvements and plans related to capital projects; and (iii) development services, which consist of building hotel properties or constructing hotel improvements.  Currently, our business strategy does not include providing any of these types of services.

Mr. Monty J. Bennett will potentially benefit from the receipt of property management fees, project management fees and development fees by Remington from such future companies that we advise, as well as any such fees payable by us if we acquire or develop hotels in the future. Currently, our business strategy does not contemplate the acquisition or development of hotels.

Conflicts of Interest

Each of our executive officers and one of our directors also serve as key employees and as officers of Ashford Trust and Ashford Prime, and will continue to do so.  Furthermore, so long as we serve as an advisor to Ashford Prime, we will be allowed to designate two persons as candidates for election as director of Ashford Prime at any stockholder meeting at which directors are to be elected.  Such nominees may be executive officers of us or Ashford Prime.  Mr. Monty J. Bennett, our chief executive officer and a nominee for our board of directors, is also the chief executive officer and chairman of the board of directors of Ashford Trust and Ashford Prime.  Although we consulted with our third-party financial advisors when structuring the terms of our agreements with Ashford Trust and Ashford Prime, we did not conduct arm’s-length negotiations with respect to the terms of such agreements.  As a result, the principals of Ashford Trust may have had the ability to influence the type and level of benefits that they and our other affiliates will receive.  Accordingly, our advisory agreements and other agreements with each of Ashford Trust and Ashford Prime, including fees and other amounts payable, may not be as favorable to us as if they had been negotiated on an arm’s-length basis with unaffiliated third parties.

Mr. Monty J. Bennett is an owner and the chief executive officer of Remington and is an owner, the chief executive officer and a director of Ashford Trust and Ashford Prime. As a result, his duties to us as a director and officer may conflict with his duties to, and pecuniary interest in, Remington, Ashford Trust and Ashford Prime.

Pursuant to our advisory agreements with each of Ashford Prime and Ashford Trust, each such entity acknowledges that our personnel will advise Ashford Trust and Ashford Prime and may also advise other businesses in the future and will not be required to present Ashford Trust or Ashford Prime with investment opportunities that we determine are outside of their respective initial investment guidelines and within the investment guidelines of another business we advise.  To the extent we deem an investment opportunity suitable for recommendation, we must present Ashford Trust with any such investment opportunity that satisfies its initial investment guidelines and must present Ashford Prime with any such investment opportunity that satisfies Ashford Prime’s initial investment guidelines, but in each case we will have discretion to determine which investment opportunities satisfy such entity’s initial investment guidelines.  If, however, either Ashford Trust or Ashford Prime materially changes its investment guidelines without our express consent, we will be required to use our best judgment to allocate investment opportunities to Ashford Trust, Ashford Prime and other entities we advise, taking into account such factors as we deem relevant, in our discretion, subject to any then-existing obligations we may have to such other entities. Any new individual investment opportunities that satisfy Ashford Prime’s investment guidelines will be presented to its board of directors, who will have up to 10 business days to accept any such opportunity prior to it being available to Ashford Trust or another business advised by us.  Likewise, any new individual investment opportunities that satisfy Ashford Trust’s investment guidelines will be presented to its board of directors, who will have up to 10 business days to accept any such opportunity prior to it being available to Ashford Prime or another business advised by us.  Portfolio investment opportunities (the acquisition of two or more properties in the same transaction) are treated differently.  Some portfolio investment opportunities may include hotels that satisfy the investment objectives of both Ashford Trust and Ashford Prime or of another business we advise.  If the portfolio cannot be equitably divided by asset type and acquired on the basis of such asset types in satisfaction of each such entity’s investment guidelines, we will be required to allocate investment opportunities between Ashford Trust, Ashford Prime and any other businesses we advise in a fair and equitable manner, consistent with such entities’ investment objectives.  In making this determination, using substantial discretion, we will consider the investment strategy and guidelines of each entity with respect to acquisition of properties, portfolio concentrations, tax consequences, regulatory restrictions, liquidity requirements, financing and other factors we deem appropriate.  We may utilize options, rights of first offer or other arrangements to subsequently reallocate assets.  In making the allocation determination, we have no obligation to make any investment opportunity available to Ashford Trust or Ashford Prime.

From time to time, as may be determined by our independent directors and the independent directors of Ashford Prime, Ashford Trust and any other company subsequently advised by us, each such entity may provide financial accommodations, guaranties, back-stop guaranties, and other forms of financial assistance to the other entities on terms that the respective independent directors determine to be fair and reasonable.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

Executive Officers

Upon the completion of our spin-off from Ashford Trust in November 2014, we entered into employment agreements with each of our executive officers, and we assumed Ashford Trust’s existing deferred compensation plan.  Under the terms of the employment agreements, each of our named executive officers is entitled to receive certain severance benefits after termination of employment. The amount and nature of these benefits vary depending on the circumstances under which employment terminates. The employment agreements provide for certain specified benefits during the entire term of the employment agreement.

Each of the employment agreements of our named executive officers provides that, if the executive’s employment is terminated as a result of death or disability of the executive; by us without cause (including non-renewal of the agreement by us); by the executive for “good reason;” or after a “change of control” (each as defined in the applicable employment agreement), the executive will be entitled to accrued and unpaid salary to the date of such termination and any unpaid incentive bonus from the prior year plus the following severance payments and benefits, subject to his execution and non-revocation of a general release of claims:

•                  a lump-sum cash severance payment (more fully described below);

•                  pro-rated payment of the incentive bonus for the year of termination, payable at the time incentive bonuses are paid to the remaining senior executives for the year in which the termination occurs;

•                  all restricted equity securities held by such executive will become fully vested; and

•                  health, life and disability benefits for 36 months following the termination of employment or Mr. Bennett, or 24 months following the termination of employment of the other executives, in each case at the same cost to the executive as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer, payable by the company over the period of coverage (other than a Remington affiliate for Mr. Bennett).

The lump sum severance payment payable upon termination of an executive’s employment agreement in any of the circumstances described above is calculated as the sum of such executive’s then-current annual base salary plus his average bonus over the prior three years, multiplied by a severance multiplier. The severance multiplier is:

•                  one for all executives in the event of termination as a result of death or disability of the executive;

•                  two for all executives other than Mr. Bennett and three for Mr. Bennett in the event of and termination by us without cause (including non-renewal of the agreement) or termination by the executive for good reason;

•                  two for Mr. Brooks and three for Messrs.  Bennett and Kessler in the event of termination by the company without cause or by the executive with good reason following a change in control.

If an executive’s employment is terminated by the executive officer without “good reason” (as defined in the applicable employment agreement), the executive will be entitled to accrued and unpaid salary to the date of such termination and any unpaid incentive bonus from the prior year. Additionally, the employment agreements for each of the executives includes non-compete provisions, and in the event the executive elects to end his employment with us without good reason, in exchange for the executive honoring his non-compete provisions, he will be entitled to the following additional payments:

•                  health benefits for the duration of the executive’s non-compete period following the executive’s termination of employment at the same cost to the executive as in effect immediately preceding such termination, subject to reduction to the extent that the executive receives comparable benefits from a subsequent employer, except that Mr. Monty Bennett is not entitled to this benefit; and

•                  a non-compete payment equal to the sum of his then-current annual base salary plus average bonus over the prior three years, paid equally over the twelve-month period immediately following the executive’s termination.

If any named executive officer’s employment agreement is terminated by the company for “cause,” the executive will be entitled solely to any accrued and unpaid salary to the date of such termination and any unpaid incentive bonus from the prior year.

Each of the employment agreements contain standard confidentiality, non-compete, non-solicitation and non-interference provisions. The confidentiality and non-interference provisions apply during the term of the employment agreement and for anytime thereafter. The non-solicitation provisions apply during the term of the agreement, and for a period of one year following the termination of the executive. The non-compete provisions apply during the term of the employment agreements and for a period of one year thereafter.  The non-compete provisions of Mr. Monty Bennett’s employment agreement specifically allow Mr. Bennett to engage in certain potentially competitive activities consistent with his positions at Remington and consistent with the mutual exclusivity agreement between Remington and the company.

Additionally, in the event of an executive’s termination for any reason, all deferred compensation amounts payable under our deferred compensation plan become due and payable in a single lump sum payment within 45 days of the termination date notwithstanding the deferral periods previously elected by the executive.

AUDIT COMMITTEE REPORT

The audit committee represents and assists the board in fulfilling its responsibilities for general oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of our internal audit function and independent registered public accounting firm, and risk assessment and risk management. The audit committee manages our relationship with its independent registered public accounting firm (which reports directly to the audit committee). The audit committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the audit committee deems necessary to carry out its duties and receives appropriate funding, as determined by the audit committee, from us for such advice and assistance.

Our management is primarily responsible for our internal control and financial reporting process. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of our consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles. The audit committee monitors our financial reporting process and reports to the board on its findings.

In this context, the audit committee hereby reports as follows:

1. The audit committee has reviewed and discussed the audited financial statements with Ashford’s management.

2. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board, or the PCAOB.

3. The audit committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

4. Based on the review and discussions referred to in paragraphs (1) through (3) above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in Ashford’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

The undersigned members of the audit committee have submitted this Report to the board of directors.

AUDIT COMMITTEE

Gerald J. Reihsen, III, Chairman
John Mauldin
Dinesh P. Chandiramani

PROPOSAL NUMBER TWO— APPROVAL OF AN AMENDMENT TO OUR CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY

Proposed Amendment to the Amended and Restated Certificate of Incorporation

Currently, the company’s charter, the Amended and Restated Certificate of Incorporation, divides board members into three classes. One class will be elected at each of the next three annual meetings of stockholders, beginning at this year’s meeting, to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of stockholders following the beginning of the term.

After careful consideration, the board has determined that it would be in the best interests of the stockholders to declassify the board to allow the stockholders to vote on the election of the entire board each year, rather than on a staggered basis. The proposed amendment to the charter (the “Proposed Charter Amendment”) is set forth in Exhibit A to this proxy statement.

If this proposal is approved by the stockholders, the Proposed Charter Amendment will be filed with the Delaware Secretary of State, and all directors will become subject to election on an annual basis for a one-year term beginning with the expiration of the initial term of each class of directors. Vacancies which may occur during the year may be filled by the board and each director so appointed shall serve for a term which will expire at the next annual meeting of stockholders.

If the stockholders do not approve this proposal, then the board will remain classified, with each class of directors serving a term of three years, and the Class I director standings for election at this 2015 annual meeting of stockholders, if elected, will expire on the date of the 2018 annual meeting of stockholders.

Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

Considerations of the Board

The board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the board will always have prior experience with the company, especially in light of an increasingly complex and changing regulatory environment. Additionally, classified boards may motivate potential acquirers seeking control to initiate arms-length discussions with the board, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirers are unable to replace the entire board in a single election, thereby better enabling the board to maximize stockholder value and to ensure the equal and fair treatment of stockholders. The board also recognizes that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

In determining whether to support declassification of the board, the board considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the company and the stockholders to declassify the board.

The board of directors unanimously recommends a vote FOR approval of Proposal Number Two, the amendment to our charter providing for the declassification of the board.

PROPOSAL NUMBER THREE—RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS

We are asking our stockholders to ratify our audit committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Ernst & Young LLP has audited our financial statements since we commenced operations in 2014. Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Our audit committee is responsible for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. Our audit committee pre-approves all audit and non-audit services provided to us by our independent registered public accounting firm. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The audit committee has delegated pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The audit committee approved all fees paid to Ernst & Young LLP during the past year with no reliance placed on the de minimis exception established by the SEC for approving such services.

Services provided by Ernst & Young LLP during 2014, our only year of operation, included the audits of our annual financial statements. Services also included the limited review of unaudited quarterly financial information; review and consultation regarding filings with the SEC and the Internal Revenue Service; and consultation on financial and tax accounting and reporting matters. During the year ended December 31, 2014, fees incurred related to our principal accountants, Ernst & Young LLP, consisted of the following:

Year Ended December 31, 2014
Audit Fees	$360,000
Audit-Related Fees(1)	—
Tax Fees(2)	—
All Other Fees	—
Total	$360,000

(1)              Audit related fees included accounting consultations in connection with acquisitions and other matters as well as attest services not required by statute or regulation.

(2)              Tax fees included review of tax returns and consultations on various tax matters.

Our audit committee has considered all fees provided by the independent auditors to us and concluded this involvement is compatible with maintaining the auditors’ independence.

Representatives of Ernst & Young LLP will be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The board of directors unanimously recommends a vote FOR approval of Proposal Number Three, the ratification of the appointment of Ernst & Young LLP as our independent auditors for the year ending December 31, 2015.

PROPOSAL NUMBER FOUR—APPROVAL OF EXTENSION OF SHAREHOLDER RIGHTS PLAN

On November 16, 2014, our board declared a dividend of one preferred share purchase right (a “Right”) payable on November 27, 2014, for each outstanding share of common stock, par value $0.01 per share, outstanding on November 27, 2014 to the stockholders of record on that date. Each Right initially entitles the registered holder to purchase from the company one one-thousandth of a share of Series A Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the company, at a price of $275 per one one-thousandth of a Preferred Share represented by a Right, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement, dated effective November 17, 2014, between the company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”) and filed by the company on a Current Report on Form 8-K.

The Rights Agreement is intended to ensure the fair and equal treatment of the company’s shareholders in connection with any initiative to acquire effective control of the company. It is also intended to reduce the likelihood that any person or group would gain control of the company by open market accumulation of common shares or otherwise without paying a control premium for all common shares. The Rights issued under the Rights Agreement were initially set to expire on March 15, 2015 (the “Final Expiration Date”); however, on February 25, 2015, our board extended the Final Expiration Date until the date of the company’s annual stockholder meeting.  The board now requests that stockholders vote to approve a further extension of the Final Expiration Date to February 25, 2018.  If the stockholders do not approve such further extension, the Rights will expire on the date of the annual stockholder meeting.

The board of directors unanimously recommends a vote FOR approval of Proposal Number Four, extension of shareholder rights plan.

PROPOSAL NUMBER FIVE—APPROVAL OF AMENDMENT TO OUR BYLAWS TO MODIFY SHAREHOLDER PROPOSAL PROCESS

Overview

We are asking our stockholders to vote to approve an amendment (the “Proposed Bylaw Amendment”) to the company’s Amended and Restated Bylaws (the “Bylaws”) to require that only stockholders of record that have owned at least 1% of our outstanding shares of common stock continuously for at least one year (the “Ownership Threshold”) may nominate director candidates (“Stockholder Nominations”) and propose other business (“Stockholder Business” and, together with Stockholder Nominations, “Stockholder Proposals”) to be considered by the stockholders at an annual meeting of stockholders.

Purpose and Effect of the Proposed Bylaw Amendment

The nominating/corporate governance committee and the board have carefully considered the implications of amending the Bylaws to require that only stockholders meeting the Ownership Threshold may submit Stockholder Proposals for consideration at an annual meeting of stockholders and have determined that the Proposed Bylaw Amendment is advisable and in the best interests of the company and its stockholders.  On February 24, 2015, the board unanimously approved the Proposed Bylaw Amendment, subject to approval by the stockholders at the annual meeting.

The board recognizes that allowing all stockholders the ability to submit Stockholder Proposals for the consideration of the company’s stockholders at annual meetings of stockholders is viewed by some as an important governance best practice.  However, some Stockholder Proposals can be expensive and disruptive to the company’s normal business operations.  Specifically, the board is concerned that some stockholders in the past have abused the Stockholder Proposal process by submitting frivolous Stockholder Proposals with the true intent of interfering with the board’s management of the business and affairs of the company.  For example, a large labor union has targeted the company, Ashford Trust and Ashford Prime with stockholder proposals, and a solicitation of written requests for a special meeting of the Ashford Trust’s stockholders, in what our board and the boards of Ashford Trust and Ashford Prime believe is an attempt by this stockholder to assert its influence in a labor dispute at one of the Ashford Trust’s hotels.  It appears that the union is endeavoring to misuse the company’s corporate governance process to inflict economic damage on the company, Ashford Trust and Ashford Prime, and indirectly, on our stockholders as well as those of Ashford Trust and Ashford Prime.  The union’s proposals appear to be made for no purpose other than to obtain advantage in the labor dispute.  Our board believes the union’s true motive is to further its own personal interests, at considerable expense to the company, and to the detriment of its stockholders.

The union has a long history of using a nominal holding in company stock to manipulate corporate governance for its bargaining advantage in other matters and to have a basis to provoke governance fights with corporate boards and management. Over the past decade, this union has submitted at least thirty-two stockholder proposals (not counting the proposals sent to the company, Ashford Trust and Ashford Prime) to companies in the financial, hospitality, gaming and food sectors, the very sectors in which the union attempts to organize workers.  We believe that this union holds shares in various public companies, not for investment purposes, but for the sole purpose of being able to make shareholder proposals, which require significant management attention and corporate resources and cause management to focus on matters other than the operation of the business.  We believe that this union views this process as a means to further its own goals and gain leverage in labor negotiations, rather than to enhance corporate governance practices.

The union’s practice is to push for changes in corporate governance in order to increase its leverage in disputes about representation and labor negotiations. On several prior occasions, the union has tried this same tactic with Ashford Trust.  The union has attempted to pass proposals twice that, if passed, would affect Ashford Trust’s corporate governance.  For each of these proposals, the company has had to expend resources and efforts on correcting misstatements by the union and ensuring that its stockholders were fully informed of the ramifications of the union’s proposals.  For example, in May of 2009, the union attempted to separate the roles of the Ashford Trust’s Chairman and Chief Executive Officer, which Ashford Trust’s board had previously determined was in the best interests of their company to be combined.  This proposal was voted down by the Ashford Trust’s stockholders.  Undeterred, four years later, in May of 2013, the union again sought to separate the roles of the Ashford Trust’s

Chairman and Chief Executive Officer positions.  The Ashford Trust’s stockholders voted this proposal down, too.  That same year, the Ashford Trust requested permission from the SEC to omit two other of the union’s proposals from its 2013 proxy materials.  In both instances, the SEC determined that it would not recommend enforcement action if the Ashford Trust omitted the proposals.  It seems clear that these sorts of proposals are not submitted with a view towards protecting or maximizing return on the union’s nominal investment in any of the company, Ashford Trust or Ashford Prime, or that of other stockholders, but rather to further the union’s goals in labor negotiations.

This year alone, the union has submitted nine separate proposals to the company, Ashford Trust and Ashford Prime.  This abuse, instead of advancing the collective interests of the company’s stockholders, needlessly wastes company resources.  Our company, Ashford Trust. and Ashford Prime have incurred substantial costs in defending against these frivolous proposals. In addition, our board, management team and other employees have spent countless hours of their valuable time dealing with these proposals that could have otherwise been spent advancing the interests of the company and all of its stockholders.  For example, Ashford Trust is currently expending significant resources on protracted litigation in Maryland state court to defend against seven improper proposals the union is attempting to raise at Ashford Trust’s 2015 annual meeting of stockholders.  These proposals were not brought properly or timely under Ashford Trust’s bylaws and many of them simply attempt to usurp the responsibilities of Ashford Trust’s management team and board of directors’ obligations to manage the business and affairs of the company.  We believe it is clear from these proposals that the true intent of the union in utilizing this tactic is to harass Ashford Trust in an effort to achieve leverage in an unrelated labor dispute.  It is this sort of abuse and waste of company resources that we wish to eliminate by approval of the Proposed Bylaw Amendment.

The board believes that a stockholder without a meaningful stake in the company should not be entitled to submit Stockholder Proposals, particularly, as we have seen historically, when those proposals are submitted to advance the interests of such stockholders, interests which may not be shared by the majority of stockholders of the company. The board strongly believes that stockholders who have a meaningful and long-term interest in the company are the stockholders that submit proposals more likely to be in the best interest of the company and its stockholders.  Accordingly, those are the stockholders that should be entitled to submit Stockholder Proposals.

In light of these considerations, the Board believes that establishing an ownership requirement of 1% and a minimum one year continuous holding period in order for stockholders to submit a Stockholder Proposal achieves a reasonable balance between enhancing shareholder rights and adequately protecting shareholder interests.  These minimum requirements will help insure against frivolous, self-interested proposals which tend to abuse the corporate governance process.

The Proposed Bylaw Amendment

Article I, Section 11 of the Bylaws currently sets forth the procedures and requirements that stockholders must follow in order to submit Stockholder Proposals for consideration at an annual meeting of stockholders.  The Proposed Bylaw Amendment would amend Sections 11(a)(1) and 11(b) of Article I of the Bylaws to establish that only stockholders meeting the Ownership Threshold may submit Stockholder Proposals.

Additional Information

The general description of the Proposed Bylaw Amendment set forth above is qualified in its entirety by reference to the text of the Proposed Bylaw Amendment, which is attached as Exhibit B to this proxy statement.  Additions to the Bylaws are indicated by underlining and deletions are indicated by strike outs.

Approval of the Proposed Bylaw Amendment requires the affirmative vote of the holders of a majority of all of the votes cast at the annual meeting.  If approved, the Proposed Bylaw Amendment will become effective immediately. If the Proposed Bylaw Amendment is not approved by the requisite vote, then the Bylaws will not be amended.

The board of directors unanimously recommends a vote FOR Proposal Number Five, the amendment to the company’s Amended and Restated Bylaws.

OTHER PROPOSALS

The proxies intend to exercise their discretionary authority to vote on any stockholder proposals submitted at the 2015 annual meeting as permitted by Rule 14a-4(c) promulgated under the Exchange Act and not included in this proxy statement. For a stockholder proposal to be considered for inclusion in the company’s proxy statement for the 2016 annual meeting of stockholders, our corporate secretary must receive the written proposal at our principal office no later than the close of business on December     , 2015. Such proposals also must comply with SEC regulations Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of Investor Relations at 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254.

As to any proposal that a stockholder intends to present to stockholders other than by inclusion in our proxy statement for the 2016 annual meeting of stockholders, the proxies named in management’s proxy for that annual meeting of stockholders will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed no earlier than December     , 2015 and no later than January     , 2016. Even if the proper notice is received timely, the proxies named in management’s proxy for that annual meeting of stockholders may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

All stockholder proposals must be in full compliance with our bylaws to be eligible for inclusion in our proxy or presentation to our stockholders.

ADDITIONAL INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC at 100 F Street N.E., Washington, DC 20549-1090. You may read and copy any reports, statements or other information we file at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at (800) SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. We make available on our website at www.ahtreit.com, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, press releases, charters for the committees of our board of directors, our Board of Directors Guidelines, our Code of Business Conduct and Ethics, our Financial Officer Code of Conduct and other company information, including amendments to such documents as soon as reasonably practicable after such materials are electronically filed or furnished to the SEC or otherwise publicly released. Such information will also be furnished upon written request to Ashford  Inc., Attention: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.

The SEC allows us to “incorporate by reference” information into this proxy statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement, except to the extent that the information is superseded by information in this proxy statement.

This proxy statement incorporates by reference the information contained in our Annual Report on Form 10-K for the year ended December 31, 2014. We also incorporate by reference the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the annual meeting. The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

Any statement contained in this proxy statement or in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

You should rely only on the information contained in (or incorporated by reference into) this proxy statement to vote on each of the proposals submitted for stockholder vote. We have not authorized anyone to provide you with information that is different from what is contained in (or incorporated by reference into) this proxy statement. This proxy statement is dated April       , 2015. You should not assume that the information contained in this proxy statement is accurate as of any later date.

By order of the board of directors,

David A. Brooks
Secretary

April , 2015

EXHIBIT A

PROPOSED CHARTER AMENDMENT

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ASHFORD INC.

Ashford Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

1.         The present name of the Company is Ashford Inc., and the Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of Delaware on October 8, 2014.

2.         That at a meeting of the Board of Directors of the Company on May 13, 2015, the following resolution approving a proposed amendment to the Amended and Restated Certificate of Incorporation of the Company was duly adopted:

RESOLVED, that the Amended and Restated Certificate of Incorporation of the Company be amended by changing ARTICLE V, Section 5.2 thereof so that, as amended, said ARTICLE V, Section 5.2 shall be and read as follows:

“Section 5.2. Classes. The directors of the board shall not be divided into classes.  The directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve for a term of one year and until his successor shall be elected and shall qualify or until his earlier resignation or removal.”

3.         This Certificate of Amendment shall be effective at 12:01 a.m. Eastern Standard Time on May 14, 2015.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed on this 13th day of May, 2015.

ASHFORD INC.

By:
Name:
Title:

A-1

EXHIBIT B

PROPOSED BYLAW AMENDMENT

ASHFORD INC.

AMENDED AND RESTATED BYLAWS

October 31, 2014

as amended by Amendment No. 1 on May 13, 2015

ASHFORD INC.
AMENDED AND RESTATED BYLAWS

ARTICLE I
STOCKHOLDERS

Section 1.                  Place.  All meetings of stockholders shall be held at the principal executive office of Ashford Inc. (the “Corporation”) or at such other place as shall be set by the Board of Directors (the “Board”) in accordance with these Bylaws and stated in the notice of the meeting.

Section 2.                  Annual Meeting.  An annual meeting of stockholders for the election of directors and the transaction of any other proper business shall be held on the date and at the time set by the Board of Directors. The Corporation shall hold its first annual meeting of stockholders beginning with the year 2015.

Section 3.                  Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, (i) may be called by the Chairman of the Board or the CEO, (ii) shall be called by the CEO or Secretary at the request in writing of a majority of the members of the Board of Directors or upon the written request of the holders of at least a majority of the voting power of the then issued and outstanding shares of capital stock of the Company, and may not be called by any other person or persons. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting shall be limited to the purpose or purposes stated in the notice.

Section 4.                  Notice.  Notice of all meetings of stockholders stating the hour, date and place of such annual meetings and, to the extent required by the General Corporation Law of the State of Delaware (the “DGCL”), the purpose for which the meeting has been called shall be given by the Secretary or an Assistant Secretary (or other person authorized by these Bylaws or by law) not less than 10 days nor more than 60 days before the meeting, unless any provisions of the DGCL prescribe a different period of notice, to each stockholder entitled to vote at such meeting and to each stockholder who, under the Corporation’s Certificate of Incorporation, as amended or restated from time to time (the “Charter”) or under these Bylaws, is entitled to such notice, by delivering such notice, by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation’s stock transfer books, by electronic transmission or by any other means permitted by Delaware law.  If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by a form of electronic transmission consented to by the stockholders and directed to the address or number of the stockholder at which the stockholder consented to receive such electronic transmission. The Corporation may give a single notice to all stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.

The Board of Directors may postpone, reschedule or cancel a meeting of stockholders previously scheduled.

Section 5.                  Organization and Conduct.  Every meeting of stockholders shall be conducted by the Chairman of the Board or, in the case of a vacancy in the office or absence of the Chairman of the Board, by one of the following officers present at the meeting in the following order:  the Vice Chairman of the Board, if there is one, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Chief Strategy Officer, the Executive Vice President of Asset Management, the Vice Presidents in their order of rank and seniority, the Secretary, or, in the absence of such officers, a chairman chosen by a majority of the members of the Board of Directors in attendance at the meeting or if none, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy at the meeting. The Secretary, or, in the Secretary’s absence, an Assistant Secretary, or, in the absence of both the Secretary and Assistant Secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary of the meeting. In the event that the Secretary presides at a meeting of stockholders, an Assistant Secretary, or, in the absence of all Assistant Secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) convening a meeting or (for any or no reason) recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security.  The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered.  Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

Section 6.                  Quorum.  Except as otherwise provided by law, the Charter or these Bylaws, at each meeting of stockholders, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of stock entitled to vote at such meeting shall constitute a quorum. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting or the stockholders so present by a majority of voting power thereof may adjourn the meeting until a quorum shall attend.  Notice need not be given of such adjourned meeting if the time and place thereof are announced at the meeting at which an adjournment is taken unless the adjournment is for more than 30 days or a new record date is fixed for determination of the stockholders entitled to vote at the adjourned meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

Section 7.                  Voting.  A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.  Cumulative voting is not permitted.  A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by the Charter, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities.  Except as otherwise provided by law, abstentions and broker non-votes shall not be counted as votes cast for purposes of determining the outcome of any vote. Unless otherwise provided by statute or by the Charter, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter  in question. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

Section 8.                  Proxies.  A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the Secretary before or at the meeting. No proxy shall be valid more than three years after its date unless a longer period is otherwise provided in the proxy.

Section 9.                  Voting of Stock by Certain Holders.  Stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, general partner, trustee or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or fiduciary may vote stock registered in the name of such person in the capacity of such director or fiduciary, either in person or by proxy.

Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted for purposes of determining the presence of a quorum,

unless such shares are held by the Corporation in a fiduciary capacity, in which case they may be voted and shall be counted in determining the presence of a quorum.

Section 10.           Inspectors.  The Corporation shall appoint, before any meeting of stockholders, one or more inspectors to act at the meeting or any adjournment thereof and to make a written report thereof.  The Corporation may designate one or more persons as alternate inspectors to replace an inspector who fails to act.  In the event that no inspector so appointed or designated is able to act at the meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting.  Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability.  The inspectors shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (ii) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity of proxies and ballots, (iii) tabulate all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots.  Such certificate and report shall specify such other information as may be required by law.  In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law.  No person who is a candidate for an office at an election may serve as an inspector at such election.

Section 11.           Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

(a)         Annual Meetings of Stockholders.

(1)                                 Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or any committee thereof or (iii) by any stockholder of the Corporation who: ~~was a stockholder of record~~ (a) has beneficially owned at least 1% of the outstanding shares of common stock of the Corporation (the “Required Shares”) continuously for at least one year both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and through and including ~~at~~ the time of the annual meeting (including any adjournment or postponement thereof), (b) who is a stockholder of record of the Corporation both at the time of giving notice as provided for in this Section 11(a) and as of the time of the annual meeting (including any adjournment or postponement thereof), and (c) is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

(2)                                 For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article I) for the preceding year’s annual meeting of stockholders (for purposes of the notice requirement of this paragraph for the Corporation’s 2015 annual meeting, it shall be assumed that date of the preceding year’s proxy statement was April 14, 2014); provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. The postponement or adjournment of an annual meeting, or the public announcement thereof, shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3)                                 Such stockholder’s notice shall set forth:

(i)                                     as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(ii)                                  as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii)                               as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person:

(A)                               the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, ~~and~~ any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person and a representation that such stockholder intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting (including any adjournment or postponement thereof) to which the notice relates,

(B)                               the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person,

(C)                               whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit from changes in the price of Company Securities for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof disproportionately to such person’s economic interest in the Company Securities, and

(D)                               any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv)                              as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii)

or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee:

(A)                               the name and address of such stockholder of record, as they appear on the Corporation’s stock ledger, and the name and address of each such Stockholder Associated Person and any Proposed Nominee and

(B)                               the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v)                                 the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice;

(vi)                              a representation whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination;

(vii)                           a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and

(viii)                        any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; and

(ix)                              to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

(4)                                 Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i)

(a) certifying that such Proposed Nominee is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) consenting to be named in the proxy statement as a nominee and serving as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).  The foregoing notice requirements of this Section 11 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.  The Corporation may require any proposed nominee to furnish such other information as the Corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(5)                                 Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased after the time period for which nominations would otherwise by due under paragraph (a)(2) of this Section 11, and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article I) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for the additional directorships created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

(6)                                 For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

(b)         Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting only (i) by or at the direction of the Board of Directors or any committee thereof or (ii) provided that the special meeting has been called in accordance with Section 3 of this Article I for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the Secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made by the Corporation of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c)          General.

(1)                                 If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any stockholder proposing a nominee for election as a director or any proposal of other business at a meeting of stockholders shall notify the Corporation of any inaccuracy or change in such stockholder’s notice (within two Business Days (as defined below) of becoming aware of such inaccuracy or change). Upon written request by the Secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.  For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(2)                                 Except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. Except as otherwise required by law, the chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11 (including whether the stockholder or any Stockholder Associated Person solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(3)(vi) of this Section 11) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 11, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 11, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(3)                                 For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4)                                 Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal properly brought pursuant to this Section 11 in, or the right of the Corporation to omit a proposal not properly brought pursuant to this Section 11 and Rule 14a-8 (or any successor provision) under the Exchange Act (“Rule 14a-8”) from, the Corporation’s proxy statement pursuant to Rule 14a-8 ~~(or any successor provision) under the Exchange Act~~. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

ARTICLE II
DIRECTORS

Section 1.                  Powers.  All of the powers of the Corporation shall be exercised by or under the direction of the Board of Directors except as otherwise provided by the Charter or required by law.

Section 2.                  Number and Terms.  The Board of Directors shall establish and may increase or decrease the number of directors of the Corporation; provided that the number thereof shall never be less than one nor more than 15.  The terms of the members of the Board of Directors shall be as set forth in Article VI of the Charter.

Section 3.                  Director Independence.

(a)                                 Independence.  The Board of Directors shall  nominate candidates for election or re-election to the Board of Directors (or recommend the election or re-election of such candidates as nominated by others) such that, and shall take such other corporate actions as may be reasonably required to provide that, to the best knowledge of the Board of Directors, if such candidates are elected by the stockholders, following the time of Listing, at least a majority of the members of the Board of Directors shall be Independent Directors (as defined below). Following the time of Listing, the Board of Directors shall only elect any person to fill a vacancy on the Board of Directors if, to the best knowledge of the Board of Directors, after such person’s election at least a majority of the members of the Board of Directors shall be Independent Directors. The foregoing provisions of this paragraph shall not cause a director who, upon commencing such director’s service as a member of the Board of Directors was determined by the Board of Directors to be an Independent Director but did not in fact qualify as such, or who by reason of any change in circumstances ceases to qualify as an Independent Director, from serving the remainder of the term as a director for which such director was selected. Notwithstanding the foregoing provisions of this paragraph and unless otherwise provided by law, no action of the Board of Directors shall be invalid by reason of the failure at any time of a majority of the members of the Board of Directors to be Independent Directors.

(b)                                 Independent Director.  The term “Independent Director” means a director who (i) qualifies as an “independent director” within the meaning of the corporate governance listing standards from time to time adopted by the NYSE MKT LLC (or, if at any time the Corporation’s common stock is not listed on the NYSE MKT LLC and is listed on a securities exchange other than the NYSE MKT LLC, the applicable corporate governance listing standards of such other securities exchange) with respect to the composition of the board of directors of a listed company (without regard to any independence criteria applicable under such standards only to the members of a committee of the board of directors) and (ii) also satisfies the minimum requirements of director independence of Rule 10A-3(b)(1) under the Exchange Act (as from time to time in effect), whether or not such director is a member of the Audit Committee of the Board of Directors.

Section 4.                  Qualification.  No Director need be a stockholder of the Corporation.  Unless waived by the Board of Directors, no individual may serve as a director of the Corporation if he or she has reached the age of 70 years at the time of election.  Upon attaining the age of 70, a director shall tender a letter of resignation from the Board of Directors, effective upon the expiration of the calendar year in which such director attains the age of 70.  Such director shall also tender a letter of resignation effective upon the expiration of each term served by the director after attaining the age of 70.  Additionally, upon any change in employment of a director or a change in the duties of such director in connection with his or her employment, such director shall tender a letter of resignation effective upon the expiration of the calendar year in which such change occurs.  Any such resignation shall be contingent upon acceptance by the Board of Directors, and the Board of Directors shall determine whether, in light of all the circumstances, it should accept such resignation.

Section 5.                  Vacancies.  Any vacancy occurring on the Board of Directors, including any vacancy created by reason of an increase in the number of directors, shall be filled in the manner provided in Article VI, Section 6.5 of the Charter.

Section 6.                  Resignation.  Any Director may resign at any time by giving notice to the Board of Directors.   Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Section 7.                  Regular Meetings.  The regular annual meeting of the Board of Directors shall be held, without other notice than this Bylaw, on the same date and at the same place as the annual meeting of stockholders following the close of such meeting of stockholders.  Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine without other notice than such resolution.

Section 8.                  Executive Sessions.  To ensure free and open discussion and communication among the non-management directors, the non-management directors shall meet in executive session at least twice a year with no members of management present.

Section 9.                  Special Meetings.  Special meetings of the Board of Directors may be called by a majority of the members of the Board of Directors, the Chairman of the Board of Directors,

if one is elected, the Lead Director, if one is elected, or the Chief Executive Officer.  The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

Section 10.           Notice of Meetings.  Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the Chief Executive Officer or such other officer designated by the Chairman of the Board, if one is elected, or the Chief Executive Officer.  Notice of any special meeting of the Board of Directors shall be given to each director in person or by telephone, electronic mail, facsimile transmission or by telegram sent to his or her business or home address at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address at least 48 hours in advance of the meeting.  Such notice shall be deemed to be delivered when hand delivered to such address, when read to such Director by telephone, when deposited in the mail so addressed with postage thereon prepaid, upon transmission of the message by electronic mail, upon completion of transmission of a facsimile message and receipt of a completed answer back indicating receipt or when delivered to the telegraph company if sent by telegram.

A waiver of notice executed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to an effective notice of the meeting.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting solely for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened and does not further participate in the meeting.  Except as otherwise required by law, by the Charter or by these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 11.           Quorum.  At any meeting of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time.  Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.

Section 12.           Action at Meeting.  At any meeting of the Board of Directors at which a quorum is present and subject to Section 6.6 of Article VI of the Charter, a majority of the directors present may take any action on behalf of the Board of Directors, unless otherwise required by law, by the Charter or these Bylaws.

Section 13.           Action by Consent.  Unless otherwise restricted by the Charter or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission.  Such writing or writings or electronic transmissions shall be filed with the records of the proceedings of the Board of Directors in accordance with applicable law.

Section 14.           Manner of Participation.  Members of the Board of Directors or of any committee designated by the Board of Directors pursuant to Section 15 of this Article II may participate in meetings thereof by means of telephone conference or similar communications equipment by means of which all directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these Bylaws.

Section 15.           Committees.  The Board of Directors may designate one or more committees, including an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee, to consist of one or more of the members of the Board of Directors.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  Except as the Board of Directors may otherwise determine or as required by law, by the Charter or by these Bylaws, any such committee may make rules for conduct of its business, but unless otherwise provided by the Board of Directors or in such rules, its business shall be conducted so far as possible in the same manner as is provided by the Charter and by these Bylaws for the Board of Directors.  Any committee to which the Board of Directors delegates any of its powers or duties shall keep records of its meetings and shall report its action to the Board of Directors.

Section 16.           Compensation of Directors.  Directors shall receive compensation for their service as a director as shall be determined by a majority of the members of the Board of Directors, provided that directors who are serving the Corporation as officers or employees and who receive compensation for their services as such (“Employee Directors”) shall not receive any salary or other compensation for their services as directors of the Corporation; provided, however, that such Employee Directors may be paid their reasonable expenses incurred as a director.

ARTICLE III
OFFICERS

Section 1.                  Enumeration.  The officers of the Corporation shall consist of a Chief Executive Officer, a President, a Secretary and a Treasurer and such other officers, including without limitation a Chairman of the Board, a Chief Operating Officer, a General Counsel, a Chief Financial Officer, a Chief Accounting Officer, one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Vice Presidents, Assistant Treasurers and Assistant Secretaries, as the Board of Directors may determine.

Section 2.                  Election and Appointment.  At the regular annual meeting of the Board of Directors following the annual meeting of stockholders, the Board of Directors shall elect the

Chief Executive Officer, the President, the Treasurer and the Secretary.  Other officers may be appointed by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting of the Board of Directors, or such other officers may be appointed by the Chief Executive Officer.

Section 3.                  Qualification.  No officer need be a stockholder or a director of the Corporation.  Any person may occupy more than one office of the Corporation at any time except the offices of President and Vice President.  Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.

Section 4.                  Tenure.  Except as otherwise provided by the Charter or by these Bylaws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Election or appointment of an officer shall not of itself create contract rights.  The Board of Directors may, however, authorize the Corporation to enter into an employment contract with any officer in accordance with law, but no such contract right shall prohibit the right of the Board of Directors to remove any officer at any time in accordance with Section 6 of this Article III.

Section 5.                  Resignation.  Any officer may resign at any time by delivering his or her written resignation to the Corporation addressed to the Chief Executive Officer or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

Section 6.                  Removal.  The Board of Directors may remove any officer with or without cause at any time.

Section 7.                  Absence or Disability.  In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

Section 8.                  Vacancies.  Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

Section 9.                  Chief Executive Officer.  The President may be the Chief Executive Officer or the Board of Directors may elect another person to be the Chief Executive Officer.  In the absence of the Chairman of the Board, the Chief Executive Officer shall preside, when present, at all meetings of the Board of Directors.  The Chief Executive Officer shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation’s business.

Section 10.           Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the Board of Directors and at all meetings of stockholders.  The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

Section 11.           President.  If the President is not the Chief Executive Officer, he or she shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

Section 12.           Chief Operating Officer, General Counsel, Chief Financial Officer and Chief Accounting Officer.  Any Chief Operating Officer, General Counsel, Chief Financial Officer or Chief Accounting Officer shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

Section 13.           Vice Presidents and Assistant Vice Presidents.  Any Vice President (including any Executive Vice President or Senior Vice President) and Assistant Vice President shall have such powers and shall perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

Section 14.           Treasurer and Assistant Treasurers.  The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer.  The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the Chief Executive Officer may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account.  He or she shall have custody of all funds, securities and valuable documents of the Corporation.  He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.  In the absence of a Chief Financial Officer, the Treasurer shall be the Chief Financial Officer of the Corporation and whenever the signature of the Chief Financial Officer is required on any document or instrument, by the laws of the United States or any state, or elsewhere in the Bylaws, to the extent permitted by law, the Treasurer shall have authority to affix his or her signature in such capacity.

The Chief Accounting Officer shall be an Assistant Treasurer of the Corporation and whenever the signature of an Assistant Treasurer is required on any document or instrument, by the laws of the United States or any state, or elsewhere in these Bylaws, to the extent permitted by law, the Chief Accounting Officer shall have authority to affix his or her signature in such capacity.  Any Treasurer or Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

Section 15.           Secretary and Assistant Secretaries.  The Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose.  In the absence of the Secretary from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof.  The Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation).  The Secretary shall have custody of the seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by the signature of the Secretary or an Assistant Secretary.  The Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the Chief Executive Officer.  In the absence of the Secretary, any Assistant Secretary may perform the duties and responsibilities of the Secretary.

Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the Chief Executive Officer may from time to time designate.

Section 16.           Other Powers and Duties.  Subject to these Bylaws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or the Chief Executive Officer.

ARTICLE IV
STOCK

Section 1.                  Certificates of Stock.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by certificate until such certificate is surrendered to the Corporation.  Each holder of stock represented by certificates shall be entitled to a certificate of the stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors.  Such certificate shall bear the seal of the Corporation, if one has been adopted, and shall be signed by or in the name of the Corporation by the Chairman of the Board of Directors or the Vice Chairman of the Board of Directors, or the President or a Vice President, and countersigned by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary.  Any and all signatures on the certificate may be a facsimile, including those of any transfer agent or registrar.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue.  Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.

Section 2.                  Transfers.  Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

Section 3.                  Dividends.  Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Charter, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 13 of Article II hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 4.                  Record Holders.  Except as may otherwise be required by law, by the Charter or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of applicable law and these Bylaws.

It shall be the duty of each stockholder to notify the Corporation or its transfer agent of his or her post office address and any changes thereto.

Section 5.                  Record Date.  In order that the Corporation may determine the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.  In such case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the stock transfer books of the Corporation after the record date.

If no record date is fixed:

(a)         the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and

(b)         the record date for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.                  Replacement of Certificates.  The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any certificate or the issuance of such new certificate.

Section 7.                  Transfer Agents and Registrars.  The Corporation may serve as the transfer agent and registrar of the shares of stock of the Corporation, or the Board of Directors may, in its discretion, appoint one or more responsible bank, trust company or other entity as the Board of Directors may deem advisable, from time to time, to act as transfer agent and registrar of shares of stock.

Section 8.                  Stockholders’ Addresses.  Every stockholder or transferee shall furnish the Secretary or a transfer agent with the address to which notice of meetings and all other notices may be served upon or mailed to such stockholder or transferee.

Section 9.                  Repurchase of Shares of Stock.  Subject to the requirements of applicable law, the Corporation may purchase shares of its own stock and invest its assets in its own shares of stock, provided that in each case the consent of the Board of Directors shall have been obtained.

ARTICLE V
INDEMNIFICATION

Section 1.                  Right to Indemnification.  The Corporation shall, to the maximum extent permitted by the DGCL in effect from time to time, indemnify, and, without a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding (upon receipt by the Corporation of an undertaking by or on behalf of the person requesting advancement to repay the amount advanced if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation) to (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee and, in each case, shall indemnify such person from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former director or officer of the Corporation or director, officer, partner or trustee of such other entity (each, an “Indemnitee”).  The Corporation shall, to the maximum extent permitted by the DGCL in effect from time to time, provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described above (any such person shall also be deemed to be an “Indemnitee”).

Section 2.                  Indemnification of Employees and Agents of the Corporation.  With the approval of the Board of Directors, the Corporation shall, to the maximum extent permitted by the DGCL in effect from time to time, and to such further extent as it shall deem appropriate under the circumstances, provide such indemnification and advancement of expenses as described in Section 1 above, to any employee or agent of the Corporation or a predecessor of the Corporation (each such person shall also be deemed to be an “Indemnitee”).

Section 3.                  Right of Indemnitee to Bring Suit.  If a claim under this Article V is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim.  If the Indemnitee is successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit.  In any suit brought by an Indemnitee who is a present or former director to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses), it shall be a defense that such Indemnitee has not met the applicable standard of conduct set forth in the DGCL.  In addition, in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Indemnitee who is a present or former director has not met the applicable standard of conduct set forth in the DGCL.  Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct.  In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article V or otherwise shall be on the Corporation.

Section 4.                  Non-Exclusivity of Rights.  The rights to indemnification and to advancement of expenses conferred in this Article V shall not be exclusive of any other right that any person may have or hereafter acquire under these Bylaws, the Charter or any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 5.                  Insurance.  The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or any director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE VI
MISCELLANEOUS PROVISIONS

Section 1.                  Fiscal Year.  The fiscal year of the Corporation shall end on December 31 of each year or on such other date as may be fixed by the Board of Directors.

Section 2.                  Seal.  The seal of the Corporation shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the year of its organization.  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced.

Section 3.                  Execution of Instruments.  All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without action by the Board of Directors may be executed on behalf of the Corporation by the Chairman of the Board, if one is elected, the Chief Executive Officer, the President or the Treasurer or any other officer, employee or agent of the Corporation as the Board of Directors may authorize.

Section 4.                  Voting of Securities.  Unless the Board of Directors otherwise provides by resolution, the Chairman of the Board, if one is elected, the Chief Executive Officer, the President or the Treasurer may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation or other entity, or to consent in writing, in the name of the corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consents, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he or she may deem necessary or proper.  Any of the rights set forth in this Section 4 of Article VI which may be delegated to an attorney or agent may also be exercised directly by the Chairman of the Board, the Chief Executive Officer, the President or the Treasurer.

Section 5.                  Registered Agent.  The Corporation shall have and maintain a registered agent in the State of Delaware upon whom legal process may be served in any action or proceeding against the Corporation.

Section 6.                  Corporate Records.  The original or attested copies of the Charter, Bylaws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent.

Section 7.                  Amendments.  These Bylaws may be amended by a majority of the Board of Directors.

Section 8.                  Offices.  The registered office of the Corporation within the State of Delaware shall be located at such place as the Board of Directors may designate.  The Corporation may have additional offices, including a principal executive office, at such place or places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ASHFORD INC. ATTN: MR. DAVID A. BROOKS, SECRETARY 14185 DALLAS PARKWAY SUITE 1100 DALLAS, TX 75254

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ASHFORD INC.		For Withhold		For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors unanimously recommends you vote FOR the following:		All	All	Except
1.	Election of Directors Nominees:	☐	☐	☐

01) JOHN MAULDIN
02) GERALD J. REIHSEN, III

The Board of Directors unanimously recommends you vote FOR the following proposals:					For	Against	Abstain

2.	To approve an amendment to our charter to declassify the board of directors of the company				☐	☐	☐

3.	To ratify the appointment of Ernst & Young LLP, a national public accounting firm, as our independent auditors for the fiscal year ending December 31, 2015				☐	☐	☐

4.	To extend the term of our shareholder rights plan an additional three years				☐	☐	☐

5.

To approve an amendment to our bylaws to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered by the company’s stockholders at an annual meeting of stockholders

					☐	☐	☐

NOTE: To transact any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.		☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and the 2015 Annual Report are available at www.proxyvote.com.

M88385-P62468

ASHFORD INC.
ANNUAL MEETING OF STOCKHOLDERS - May 13, 2015
This Proxy is solicited by the Board of Directors of the Company

The undersigned, having received notice of the 2015 Annual Meeting and management’s Proxy Statement therefor, and revoking all prior proxies, hereby appoint(s) Mr. David A. Brooks and Mr. Deric S. Eubanks (with full power of substitution), as proxies of the undersigned to attend the 2015 Annual Meeting of Stockholders of ASHFORD INC. (the “Company”) to be held on Wednesday, May 13, 2015 and any adjourned sessions thereof, and there to vote and act upon the matters listed on the reverse side in respect of all shares of Common Stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S).  IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR ITEMS 2, 3, 4 AND 5.

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Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE